Securities Act Registration No. 333-
                                 Investment Company Registration No. 811-21368

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2
         Registration Statement under the Securities Act of 1933        [x ]
                    Pre-Effective Amendment No. _____                   [__]
                    Post-Effective Amendment No. _____                  [__]
                                    and/or
                         Registration Statement Under
                   The Investment Company Act of 1940                   [x ]
                           Amendment No. _____                          [__]

                             BTOP50 CTA INDEX FUND

        (Exact Name of Registrant as Specified in Declaration of Trust)

                               800 Third Avenue
                           New York, New York 10022
                   (Address of Principal Executive Offices)

                                 212-207-8786
             (Registrant's Telephone Number, Including Area Code)

                         Asset Alliance Advisors, Inc.
                               800 Third Avenue
                           New York, New York 10022
                    (Name and Address of Agent for Service)

                                  Copies to:
                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other` than securities offered in connection with a dividend reinvestment plan, check the following box. [X]


                               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================
                                                               Proposed       Proposed Maximum
                                          Amount Being     Maximum Offering      Aggregate           Amount of
Title of Securities Being Registered       Registered       Price per Unit     Offering Price    Registration Fee
-------------------------------------------------------------------------------------------------------------------
Class A Shares, $.001 par value            1000 shares          $1,000          $ 1,000,000             $81
-------------------------------------------------------------------------------------------------------------------
====================================================================================================================



The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such dates as the Commission, acting pursuant to said section 8(a), may determine.


                             BTOP50 CTA INDEX FUND
                             CROSS REFERENCE SHEET

                             Part A -- Prospectus

                Items in Part A of Form N-2                     Location in Prospectus
                ---------------------------                     ----------------------
Item 1.         Outside Front Cover                             Cover page
Item 2.         Inside Front and Outside Back Cover Page        Cover page
Item 3.         Fee Table and Synopsis                          Prospectus Summary; Summary of Fund Expenses
Item 4.         Financial Highlights                            Not Applicable
Item 5.         Plan of Distribution                            Cover Page; Prospectus Summary;
                                                                How to Purchase Shares
Item 6.         Selling Shareholders                            Not Applicable
Item 7.         Use of Proceeds                                 Use of Proceeds; The Fund's Investments
Item 8.         General Description of the Registrant           The Fund; The Fund's Investments; Risks;
                                                                Description of Shares; Certain Provisions
                                                                in the Agreement and Declaration of
                                                                Trust; Leverage Securities and Borrowings
Item 9.         Management                                      Management of the Fund; General Information
Item 10.        Capital Stock, Long-Term Debt, and Other        Description of Shares; Distributions;
                Securities                                      Automatic Reinvestment Plan; Certain
                                                                Provisions in the Agreement and
                                                                Declaration of Trust; Tax Matters
Item 11.        Defaults and Arrears on Senior Securities       Not Applicable
Item 12.        Legal Proceedings                               General Information
Item 13.        Table of Contents of the Statement of           Table of Contents for the Statement of
                Additional Information                          Additional Information


                 Part B -- Statement of Additional Information

Item 14.        Cover Page                                      Cover Page
Item 15.        Table of Contents                               Cover Page
Item 16.        General Information and History                 Not Applicable
Item 17.        Investment Objective and Policies               Investment Objective and Policies;
                                                                Investment Policies and Techniques; Other
                                                                Investment Policies and Techniques;
                                                                Portfolio Transactions
Item 18.        Management                                      Management of the Fund; Portfolio
                                                                Transactions and Brokerage
Item 19.        Control Persons and Principal Holders of        Not Applicable
                Securities
Item 20.        Investment Advisory and Other Services          Management of the Fund; Experts
Item 21.        Brokerage Allocation and Other Practices        Portfolio Transactions and Brokerage
Item 22.        Tax Status                                      Tax Matters
Item 23.        Financial Statements                            Financial Statements;
                                                                Independent Auditors' Report

                          Part C -- Other Information

Items 24-33 have been answered in Part C of this Registration Statement

[FLAG]
The information in this Prospectus is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not on offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                      SUBJECT TO COMPLETION, DATED  , 2003


                                    Shares

                             BTOP50 CTA INDEX FUND

                     Common Shares of Beneficial Interest

Investment Objective. The Fund's investment objective is to passively track the aggregate performance of the global managed futures industry. The Fund seeks to achieve its objective by investing primarily in managed futures and commodity trading programs included in the Barclay CTA Index, a widely followed global managed futures index. The Fund is a newly organized, diversified, closed-end management investment company formed as a statutory trust under the laws of the state of Delaware. There can be no assurance that the Fund will achieve its investment objective.

Fund Manager.  The Fund Manager is Asset Alliance Advisors, Inc.

Offering. This offering consists of Class A shares, which are being offered to investors at a price of $1,000 per common share. The minimum investment in this offering is $5,000.

Following , 2003, the Fund intends to commence a continuous public offering of its common shares at a price per share equal to the net asset value attributable to such shares on the relevant closing date. Generally, the Fund intends to hold closings on or about the business day of each month. There can be no assurance that the Fund will offer its common shares on a continuous basis, or that it will do so indefinitely.

Following the Fund's receipt of appropriate exemptive relief from the Securities and Exchange Commission permitting the Fund to issue shares in multiple classes, each investor will hold shares of the class that corresponds to the amount it has invested in the Fund from time to time and the manner in which it made those investments. Generally speaking, as an investor's holdings exceed specified increasing thresholds, it will hold shares of a class with respect to which ongoing shareholder servicing fees are lower. Although investors will not pay any sales charge at the time of purchase, the Distributor will pay at the time of purchase to the selling agents through whom investors hold shares a sales charge equal to the annual service charge applicable to such shares. If the Fund obtains the exemptive relief it has requested from the Securities and Exchange Commission, an investor who sells shares back to the Fund during the first twelve months after purchase will be subject to a contingent deferred sales charge equal to the portion of the payment made by the Distributor on such shares for which it has not yet been reimbursed. See "How to Purchase Shares" for further details. Although the Fund cannot guarantee that it will obtain the exemptive relief it has requested, similar exemptive relief has been granted to other closed-end funds based on similar facts.

Investing in shares of the Fund involves risks that are described in the "Risks" section beginning on page ] of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                   Price to Public          Sales Load          Proceeds to Fund
                   ---------------          ----------          ----------------
Per Share            $1,000                 $0.00                  $1,000
Total                $1,000                 $0.00                  $1,000


The Fund Manager will initially pay the organizational expenses of the Fund, estimated to total $ . The Fund has agreed to reimburse the Fund Manager for these expenses when and if it attains certain specified levels of assets under management. Assuming this offering is fully subscribed, the Fund would become obligated upon the closing to reimburse the Fund Manager for $ of organizational expenses. The offering costs will be paid by the Fund which, along with organizational expenses to be reimbursed by the Fund upon closing, would reduce the "Proceeds to Fund" (above).

(continued from previous page)

Investments. The Fund expects to invest substantially all of its assets on an equally weighted basis with the twenty (20) or more trading advisors that manage, in descending order of size, in the aggregate at least fifty percent (50%) of all assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database (from which the Barclay CTA Index is derived), have trading histories of at least two years, are open to new investment and meet other specific inclusion criteria the Fund Manager has developed. See "The Fund's Investments -- Investment Policies." The Fund will rebalance its investments annually as of January 1 based on the composition of the Barclay CTA proprietary database as of September 30 of the preceding year.

Liquidity. In order to provide a limited degree of liquidity to its shareholders, the Fund will make, initially, quarterly offers to repurchase up to 15% of its outstanding common shares at the net asset value attributable to such shares. The first repurchase offer will close approximately three months after the month in which the initial offering is completed. The Fund is seeking exemptive relief from the Securities and Exchange Commission to enable the Fund to conduct repurchase offers monthly instead of quarterly. The Fund expects that, upon receiving such exemptive relief, it would conduct monthly repurchase offers for up to 10% of its outstanding common shares. Although the Fund cannot guarantee that it will obtain this relief, similar exemptive relief has been granted to other closed-end funds based on similar facts. The Fund's common shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its common shares. You may not be able to sell common shares when you want to and, accordingly, the common shares are appropriate only as a long-term investment.

Distributions. The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary for the Fund to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), avoid U.S. federal income tax and minimize U.S. federal excise tax. See "Distributions." There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Common shareholders will automatically have all ordinary income dividends and capital gain dividends reinvested in newly issued common shares of the Fund in accordance with the Fund's automatic reinvestment plan, unless an election is made to receive cash.

You should read this Prospectus, which sets forth concisely the important information about the Fund and its risks that you should know before deciding whether to invest in the common shares. You should retain this Prospectus for future reference. A Statement of Additional Information, dated , 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this Prospectus, by calling ( ) or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY OTHER DATE THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

The Fund's common shares are expected to be available for delivery to purchasers, in book-entry form only, through the facilities of the on or about , 2003. Shareholders will be required to hold their common shares through a selling agent of the Fund's shares and will not be permitted to hold common shares in their own name.


TABLE OF CONTENTS

Prospectus Summary............................1         Certain Provisions in the Agreement and
Summary of Fund Expenses......................7          Declaration of Trust................................33
Use of Proceeds...............................9         U.S. Federal Income Tax Matters......................34
The Fund's Investments........................9         How to Purchase Shares...............................37
Risks........................................15         Simulated Performance Information....................39
The Fund Manages Risk Solely Through                    General Information..................................42
  Diversification............................24         Further Information..................................42
Management of the Fund.......................24         Special Note Regarding Forward Looking Statements....42
Net Asset Value..............................30         Privacy Principles of the Fund.......................43
Distributions................................31         Table of Contents of the Statement of
Automatic Reinvestment Plan..................31           Additional Information.............................44
Description of Shares........................32

Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

BTOP50 CTA Index Fund is a newly organized, diversified, closed-end management investment company formed as a statutory trust under the laws of the state of Delaware. Throughout the Prospectus, we refer to the BTOP50 CTA Index Fund simply as the "Fund" or as "we," "us" or "our." See "The Fund."

INVESTMENT OBJECTIVE

The Fund's investment objective is to passively track the aggregate performance of the global managed futures industry. The Fund seeks to achieve its objective primarily by investing in managed futures and commodity trading programs included in the Barclay CTA Index, a widely followed global managed futures index. See "The Fund's Investments." There can be no assurance that the Fund Manager will be successful in pursuing the Fund's investment objective. See "Risk Factors."

INVESTMENT POLICIES

The Fund expects to invest substantially all of its assets on an equally weighted basis with the twenty (20) or more trading advisors that manage, in descending order of size, in the aggregate at least fifty percent (50%) of all assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database, have trading histories of at least two years, are open to new investment and meet other specific inclusion criteria the Fund Manager has developed and are described in this Prospectus under the caption "The Fund's Investments -- Investment Policies." The Barclay CTA proprietary database will be referred to in this Prospectus as the "Barclay database." The Barclay database is the universe of commodity trading advisor programs from which the Barclay CTA Index is derived. The Fund determines trading advisor program size based upon the aggregate assets managed by each trading advisor pursuant to a similar investment strategy. This Prospectus will use the phrase "managed futures" to refer to all types of instruments and contracts that managed futures and commodity trading advisor programs use. See "Trading Advisors." The Fund will rebalance its investments annually as of January 1 based on the composition of the Barclay database as of September 30 of the preceding year.

The Fund may also invest in U.S. government securities or liquid, short-term investments including high quality, short-term money market securities, for cash management purposes.

POTENTIAL ADVANTAGES OF THE FUND

The Fund believes that its investment program offers investors the opportunity to participate in an asset class whose performance has historically been unrelated to the performance of the securities markets and which historically has not been readily available to most investors. The Fund also believes that the Fund's index-based, multi-manager investment strategy offers advantages to certain investors as compared with direct investments in one or more single manager futures and commodity trading programs or managed trading accounts, including the following:

     > Single manager trading programs have often experienced highly volatile returns, with monthly losses and gains as much as 10%-20% of net assets. The Fund's approach to diversification over numerous trading programs seeks to reduce such volatility.

     > Most trading advisor programs are available only to wealthy investors on a private basis and generally have minimum investment requirements of $100,000 or more. Accordingly, an investor seeking diversification benefits comparable to those offered by the Fund through multiple investments in single manager trading programs would be required to make a much larger investment commitment than an investment in the Fund requires.

     > Because of its size, the Fund may be able to gain greater access to qualified trading advisor programs than an investor would be able to obtain through direct investment.

     > Advisory and operating expenses (including servicing fees) associated with trading advisor programs can be as high as 10% annually. The Fund will be able to invest without paying servicing fees and accordingly may be a less costly means of investing in trading advisor programs for some investors.

     > Under current U.S. federal income tax law, all or a portion of the advisory and operating expenses associated with trading advisor programs (which, as stated above, can be as high as 10% per year) may not be deductible by individuals who make such investments directly, except to the extent all such expenses of the individual exceed 2% of the individual's adjusted gross income for U.S. federal income tax purposes. The inability to deduct such expenses would reduce the after-tax return or increase the after-tax loss on such investment to such individuals. Because the Fund expects to qualify as a publicly offered regulated investment company for U.S. federal income tax purposes, the Fund anticipates that these limitations will not apply to an investment in it, which could increase your after-tax return compared to direct investments in managed trading advisor programs treated as partnerships for U.S. federal income tax purposes or separate accounts. See "U.S. Federal Income Tax Matters."

The Fund represents a diversification opportunity for investors seeking to diversify their risks and is not a complete investment program. The Fund and the underlying investment vehicles in which it invests have significant risks. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.

THE OFFERING

This offering consists of Class A common shares of the Fund, par value $.001 per share, at a price of $1,000 per common share. The minimum investment in this offering is $5,000.

Following , 2003, the Fund intends to commence a continuous public offering of its common shares at a price per share equal to the net asset value attributable to such shares on the relevant closing date. Generally, the Fund intends to hold closings on or about the business day of each month. There can be no assurance that the Fund will offer its common shares on a continuous basis, or that it will do so indefinitely. See "How to Purchase Shares."

Following the Fund's receipt of appropriate exemptive relief from the Securities and Exchange Commission permitting the Fund to issue in multiple classes, each investor will hold shares of the class that corresponds to the amount it has invested in the Fund from time to time and the manner in which it made those investments. Generally speaking, as an investor's holdings exceed specified increasing thresholds, it will hold shares of a class with respect to which ongoing shareholder servicing fees are lower. Although investors will not pay any sales charge at the time of purchase, the Distributor will pay at the time of purchase to the selling agents through whom investors hold shares a sales charge equal to the annual service charge applicable to such shares. If the Fund obtains the exemptive relief it has requested from the Securities and Exchange Commission, an investor who sells shares back to the Fund during the first twelve months after purchase will be subject to a contingent deferred sales charge equal to the portion of the payment made by the Distributor on such shares for which it has not yet been reimbursed. See "How to Purchase Shares" for further details.

SHAREHOLDER SERVICING FEES

The Fund's common shares are subject to a monthly shareholder servicing fee based on the month-end net asset value attributable to such shares, which will be paid to the Distributor. During the first year following the purchase of any shares, these servicing fees will be retained by the Distributor to reimburse it for the sales charge with respect to such shares it has paid to participating selling agents. After the first anniversary of issuance, the Distributor will distribute the monthly shareholder servicing fee to participating selling agents for the shares held in the accounts of their customers. These servicing fees will be charged on a monthly basis in arrears. The Distributor and/or Fund Manager reserves the right to pay all or a portion of the servicing fee out of their own resources from time to time.

In order to ensure that the performance of amounts invested in the Fund reflects the ongoing charges applicable to each investor, the Fund has applied to the Securites and Exchange Commission for exemptive relief in order to be able to charge each class of common shares a different shareholder servicing fee. Although the Fund cannot guarantee that it will obtain such relief, such relief has been granted to other funds on similar facts. Until the Fund obtains exemptive relief or determines that it is not available, the Fund will accrue, but will not charge, monthly servicing fees against investors' shares at the rate applicable to Class A shares. In the event the Fund obtains the exemptive relief it has requested it will charge against each investor's shares the amount of monthly servicing fees that would have accrued against such investor's shares had the Fund obtained exemptive relief prior to the issuance of such shares. Any monthly servicing fee accruals in excess of actual servicing fee charges made by the Fund will be reversed.

Prior to obtaining exemptive relief from the Securities and Exchange Commission, holders of each class of the Fund's common shares will be subject to a monthly shareholder servicing fee based on month-end net asset value at a rate of 2.00% per year. Upon obtaining exemptive relief from the Securities and Exchange Commission, the monthly servicing fee applicable to the Fund's common shares will vary by class as follows:

    ---------------------------------------------------------------------------
    Share Class         Investment at Cost               Annual Servicing Fee
    ---------------------------------------------------------------------------
    Class A             <$100,000                              2.00%
    ---------------------------------------------------------------------------
    Class B             $100,000 - $999,999                    1.50
    ---------------------------------------------------------------------------
    Class C             $1,000,000 or more                     1.00
    ---------------------------------------------------------------------------
    Class D             ERISA investors $10,000,000            0.50
                        or more
    ---------------------------------------------------------------------------


Immediately following receipt of the requested exemptive relief, all outstanding shares will be converted as appropriate to the applicable class. Shares held by an investor will also be converted automatically to the applicable class on an ongoing basis as of the beginning of each month depending on the level of additional investments and redemptions by the investor. For the purpose of determining the applicable class for an investor, each account in which the investor holds shares will be treated separately and the shares held in that account will be valued at cost on a last-in first-out basis. In addition, if the selling agent through whom the investor holds its shares is no longer entitled to receive ongoing distribution and shareholder servicing fees in respect of certain shares, those shares will automatically be converted into Class E shares against which no servicing fees are charged.

FUND MANAGEMENT

Asset Alliance Advisors, Inc. (the "Fund Manager"), has been retained to manage the assets of the Fund pursuant to an investment management agreement dated as of , 2003. The Fund Manager is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered with the U.S. Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA") as a commodity pool operator (a "CPO") and a commodity trading advisor (a "CTA"). See "Management of the Fund." The board of trustees, which supervises the operations of the Fund and the Fund Manager, has established an advisory board to review the Fund Manager's allocation and reallocation of the Fund's investment portfolio among the eligible managed futures and commodity trading programs and related matters. See "Management of the Fund -- Advisory Board."

The Fund Manager has retained Barclay Research Group, Ltd. As an Industry Consultant to provide information to the Fund Manager regarding the Barclay CTA Index, CTA performance data and managed futures analytics. Barclay Research Group, Ltd., is an affiliate of Barclay Trading Group, Ltd., which, together with its affiliates, is a premier provider of CTA performance data and managed futures analytics, and has developed and maintains the Barclay CTA Index. All trading programs included in the Barclay CTA Index are tracked by the Barclay database and the determination of whether a particular trading program will be included in the Barclay CTA Index is based on the information in the Barclay database. See "Management of the Fund -- Industry Consultant."

The Fund Manager has also retained Hart Financial Group LLC (the "Due Diligence Consultant") on behalf of the Fund to perform certain initial due diligence functions on each trading advisor and futures and commodity trading advisor program identified for inclusion in the Fund's portfolio. The Due Diligence Consultant is registered with the CFTC and the NFA as a CPO and an introducing broker. See "Management of the Fund -- Due Diligence Consultant." The Fund Manager may from time to time retain one or more other due diligence firms to provide the foregoing services for the Fund.

INVESTOR SUITABILITY

In order to purchase the Fund's common shares, you will be required to meet certain minimum suitability standards. These suitability standard may vary by state. See "How to Purchase Shares -- Investor Suitability." In order to establish that you meet the applicable minimum suitability standards, you will be required to complete a subscription agreement prior to purchasing shares. An investment in the Fund is not a complete investment program and you should not invest more than 10% of your net worth (excluding your home, furnishings and automobiles) in the Fund. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.

DISTRIBUTIONS

The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Code, avoid U.S. federal income tax and minimize U.S. federal excise tax. See "Distributions." There is no fixed dividend rate for the Fund's common shares, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Unless a shareholder elects to receive ordinary income dividends and capital gain dividends in cash, all ordinary income dividends and capital gain dividends will automatically be reinvested in common shares through the Fund's automatic reinvestment plan. There is no sales charge or other charge for reinvestment. See "Automatic Reinvestment Plan."

Expenses

The Fund Manager will initially pay the organizational expenses of the Fund, which are expected to total approximately $ . The Fund has agreed to reimburse the Fund Manager for increasing portions of these expenses when and if it attains certain specified levels of assets under management. See "Management of the Fund -- Payment of Organizational Expenses." Assuming this offering is fully subscribed, the Fund would become obligated to reimburse the Fund Manager for %($ ) of the organizational expenses.

Pursuant to an investment management agreement between the Fund Manager and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Fund Manager a fee payable monthly in arrears no later than seven (7) calendar days after each month end at an annual rate equal to 1.00% of the month end value of the Fund's total assets (the "Management Fee"). The Fund will also reimburse the Fund Manager for certain expenses the Fund Manager incurs in connection with performing certain services for the Fund. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Fund Manager who devote substantial time to Fund operations may be reimbursed to the Fund Manager. During periods in which the Fund elects to use leverage through borrowings or preferred shares, the fee paid to the Fund Manager will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's total assets, which include those assets purchased or maintained with leverage. The Fund Manager is responsible for paying the service fees of the Industry Consultant. See "Management of the Fund -- Investment Management Agreement."

In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Fund Manager), custodian, administrator, the Due Diligence Consultant, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, repurchase offer related fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the investment vehicles in which the Fund invests will charge the Fund their respective fees and expenses (which may include, without limitation, asset-based and performance-based fees). These fees and expenses will be borne indirectly by the common shareholders of the Fund. See "Risks -- Fund Risks."

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

         will serve as the Fund's Administrator and Transfer Agent.        will
serve as the Fund's custodian. See "General Information."

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY

The Fund's common shares will not be listed on any securities exchange and the Fund does not expect any secondary market to develop for its common shares. Holders of common shares will not be able to redeem their common shares on a daily basis because the Fund is an unlisted closed-end fund. Common shares of the Fund may not be exchanged for common shares of any other closed-end fund. In order to provide a limited degree of liquidity, the Fund will conduct periodic repurchase offers for a portion of its outstanding common shares, as described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the common shares.

REPURCHASE OFFERS

In order to provide liquidity to shareholders, commencing approximately three months after the completion of the initial offering the Fund will make quarterly offers to repurchase up to 15% per quarter of its outstanding common shares at net asset value (except as provided below). In order to be able to conduct these repurchase offers monthly rather than quarterly, the Fund is seeking exemptive relief from the SEC. At present, the Fund expects that, upon receiving such exemptive relief, it would conduct monthly repurchase offers for 10% of its outstanding common shares. Although the Fund cannot guarantee that the SEC will grant it exemptive relief, the SEC has granted similar exemptive relief to other closed-end funds based on similar facts. See "Repurchase Offers."

SPECIAL RISK CONSIDERATIONS

The net asset value of the Fund's common shares will fluctuate with and be affected by numerous risks, particularly those described in the Prospectus under "Risks." The Fund manages its trading advisor, market, sector and trading risks solely through the diversification achieved by the operation of its trading advisor selection criteria. Each prospective investor should consult his or her own legal, tax and financial advisors regarding the suitability of an investment in the Fund and should carefully review the description of the risks involved with investing in the shares of the Fund under "Risks." Among the principal risks that may affect the net asset value of the Fund's common shares are the following.

              Fund Risks. The following risks, among others, relate to the structure, practices, policies and operations of the Fund:

     >> Both the Fund and the investment vehicles in which the it invests pay fees and expenses so the investors will bear both levels of fees and expenses;

     >> Because the Fund is a passively managed vehicle, it is likely to experience losses that are correlated with losses by futures and commodity trading advisor programs generally;

     >>   An investment in the Fund is not liquid;

     >> The Fund's performance may not match the performance of the managed futures industry or the Barclay CTA Index;

     >>   Leverage by the Fund may reduce performance; and

>> Investment in offshore trading programs results in additional risks.

For a more complete description of these types of risks, see "Risks -- Fund Risks."

         Trading Advisor Risks. The following risks, among others, relate to the trading advisors that manage the investment vehicles, i.e., the futures and commodity trading advisor programs with which the Fund will invest:

     >> The Fund could experience losses if trading advisors are unable to accurately implement their trading systems;

     >>   The Fund could experience losses if trading systems fail;

     >>   Conflicts of interest could result in losses;

     >> Performance-based fees may encourage excessive risk-taking by the program trading advisors;

For a more complete description of these types of risks, see "Risks -- Trading Advisor Risks."

         Market and Trading Risks. The following risks, among others, relate primarily to the futures and commodity markets in which the investment vehicles will trade:

     >> The models on which the trading advisors depend upon may be incorrect and therefore not perform as anticipated;

     >> There may be disadvantages to making trading decisions based on technical analysis;

     >> The risk management approaches by trading advisors may not be effective;

     >>   Volatility or absence of trends could harm performance;

     >> Illiquid markets could make it impossible for the trading advisors to realize profits or limit losses;

     >> Regulation of the futures markets is extensive and constantly changing and could harm performance;

     >> Increased competition in the investment in managed futures can reduce the trading advisors' profitability; and

     >> The trading advisors to the investment vehicles use investment techniques and instruments that are highly speculative, including the use of options, short selling, non-exchange traded contracts and derivatives. Investment vehicles may also use substantial leverage, which may increase the volatility and reduce returns.

For a more complete description of these types of risks, see "Risks -- Market and Trading Risks."

         Investment Sector Risks. Investment vehicles are also subject to risks associated with the market sectors in which they invest, including, among others:

     >> Exposure to fluctuations in currency rates and price movements in the markets for metals, energy and other commodities; and

     >> Exposure to indices which subjects the Fund to the risk of adverse price trends or static markets.

For a more complete description of these types of risks, see "Risks -- Investment Sector Risks."



Summary of Fund Expenses

The following table assumes that the Fund does not utilize leverage.

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load (as a percentage of offering price)............  None
     Automatic Reinvestment Plan Fees..................................  None(1)


                                                     Percentage of Net Assets
                                                   Attributable to Common Shares
                                                   -----------------------------
     Annual Expenses
         Management Fees..........................        1.00%
         Sales and Service Fees...................        2.00%(2)
         Other Expenses...........................               %
         Total Net Annual Expenses................               %(3)
     _____________
      (1) The Fund has requested exemptive relief from the SEC permitting it to charge a contingent deferred sales charge on shares sold back to the Fund within 12 months of being issued. The contingent deferred sales charge will not exceed an amount equal to the payments made by the Distributor to selling agents applicable to the shares being repurchased for which the Distributor has not been reimbursed prior to the repurchase.

     (2) All shares (including shares issued pursuant to the automatic reinvestment plan) are generally subject to a monthly shareholder servicing fee. Prior to the Fund's obtaining exemptive relief that it has requested from the SEC, the Fund's common shares will be subject to a monthly shareholder servicing fee based upon the month-end net asset value per share at an annual rate of 2.00%. Upon obtaining the requested exemptive relief, the Fund's common shares will be subject to monthly servicing fees at rates that will vary by share class as follows:

         ---------------- --------------------------------------------------
         Share Class      Investment at Cost           Annual Servicing Fee
          ---------------- ---------------------------- ---------------------
         Class A          <$100,000                             2.00%
         ---------------- --------------------------------------------------
         Class B          $100,000 - $999,999                   1.50
         ---------------- --------------------------------------------------
         Class C          $1,000,000 or more                    1.00
         ---------------- --------------------------------------------------
         Class D          ERISA investors $10,000,000           0.50
                          or more
         ---------------- --------------------------------------------------

      (3) The organizational expenses and offering costs to be paid by the Fund are not included among the expenses shown in the table. The organizational expenses will initially be paid by the Fund Manager. The Fund will reimburse the Fund Manager for these expenses when and if it attains certain specified levels of assets under management. Offering costs and any amounts paid by the Fund to reimburse the Fund Manager will be borne by the common shareholders and result in a reduction of the net asset value of the common shares. In addition, the table does not show the fees and expenses that the investment vehicles in which the Fund will invest are expected to charge and for which the Fund will directly or indirectly be responsible. Such fees and expenses, which may include, without limitation, asset-based and performance-based fees, will also result in a reduction of the net asset value of the common shares.

The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues common shares in the initial offering. If the Fund issues fewer common shares, all other things being equal, these expenses would increase per share.
See "Management of the Fund" and "Automatic Reinvestment Plan."

Example
The following example illustrates the expenses (including the annual 2.00% servicing fee) that you would pay on a $1,000 investment in common shares, assuming (a) total net annual expenses of % of net assets attributable to common shares, and (b) a 5% annual return(1):

                                                   Year     Year   Year     Year
                                                    1        3      5        10
                                                   ----     ----   ----     ----
Assuming No Repurchase of Common Shares........... $         $     $         $

     _________________________
     (1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all ordinary income dividends and capital gain dividends are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.



The Fund
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Fund was organized as a Delaware statutory trust on May 12, 2003. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 800 Third Avenue, New York, New York, 10022, and its telephone number is ( ) .

Use of Proceeds

The net proceeds of the initial offering of common shares will be approximately $ after the Fund pays the offering costs and reimburses the Fund Manager for the portion of estimated organizational expenses payable by the Fund based on the number of shares sold in the offering. The Fund Manager currently expects that it will be able invest the net proceeds of the initial and subsequent offerings in accordance with the Fund's investment objective and policies as stated below within approximately one month following the completion of any such offering. Pending such investment, the Fund anticipates that the proceeds will be invested in government securities or liquid, short-term investments including high quality, short-term money market securities.

The Fund's Investments

INVESTMENT OBJECTIVE

The Fund seeks to passively track the aggregate performance of the global managed futures industry. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund seeks to achieve its objective primarily by investing in managed futures and commodity trading programs included in the Barclay CTA Index. The Fund will invest substantially all of its assets on an equally weighted basis with the twenty (20) or more trading advisors representing the largest managed futures and commodity trading advisor programs (in descending order of size as measured by aggregate assets managed by each such trading advisor pursuant to a similar investment strategy) which account for in the aggregate at least fifty percent (50%) of all assets tracked by the Barclay database, are open to new investment and meet other specific inclusion criteria described below. See " -- Investment Policies." This Prospectus will refer to the pooled investment vehicles and separate accounts through which the Fund will make its investments in qualified managed futures and commodity trading programs as "investment vehicles." The Fund will rebalance its investments annually as of January 1 based on the composition of the Barclay database as of September 30 of the preceding year.

BARCLAY CTA INDEX

The Barclay CTA Index is a widely followed global managed futures index comprising futures and commodity trading advisor programs managed by trading advisors. A trading advisor is defined for purposes of the Barclay CTA Index as an entity that (i) is registered as a CPO or a CTA with the CFTC and is a member in good standing with the NFA, or (ii) is listed in the Barclay database and trades exclusively in markets not subject to regulation by the CFTC (for example, the inter-bank currency market and energy swap market) but usually traded by registered CTAs. See "Prospectus Summary -- Fund Management" for definitions of CPO, CTA, CFTC and NFA. A futures and commodity trading advisor program includes each pooled investment vehicle and separate account managed by a trading advisor in accordance with substantially the same investment criteria. The Barclay CTA Index is rebalanced as of January 1 of each calendar year to include, on an equally weighted basis, all trading advisor programs that satisfy the following criteria:

     > The trading advisor program was, as of December 31 of the previous calendar year, included in the Barclay database; and

     > The trading advisor program has, as of December 31 of the previous calendar year, no less than 43 months of trading activity or 19 months if the program's trading advisor advises another trading program that is or was previously included in the Barclay CTA Index.

The methodology of the Barclay CTA Index has not changed since its inception, though it may be changed in the future without the consent of the Fund or any Fund shareholder. As of January 1, 2003, there were approximately 470 trading advisor programs included in the Barclay database with approximately $50.9 billion in assets under management and 359 trading advisor programs included in the Barclay CTA Index.

INVESTMENT POLICIES

The Fund Manager will employ a top-down selection approach in constructing the Fund's portfolio by selecting, in descending order of assets under management, the largest futures and commodity trading advisor programs tracked by the Barclay database (as measured by aggregate assets managed by each trading advisor pursuant to a similar investment strategy) that are open to new investment at the time of such selection and meet all of the following inclusion criteria:

     > The trading advisor program has at least two (2) years of trading activity as of the date of its selection;

     > The trading advisor has at least three (3) years of operating history as of the date of its selection;

     > The Fund Manager will seek to select futures and commodity trading programs that are representative of the overall composition of the managed futures industry with regard to trading style and overall market exposure. The Fund Manager will seek to maintain 5% variance around the Barclay database composition of these elements as the target range. For example, if the managed futures industry as determined by Barclay's categorization of its proprietary database components has 20% discretionary trading programs and 80% technical trend following programs, then the Fund Manager will seek to have Fund exposure to discretionary trading programs of between 15% and 25% and exposure to technical trend followers of between 75% and 85% at the beginning of each calendar year. If the foregoing investment guideline is not met by the initial selection criteria, including selection in descending order of assets under management, then the next largest trading advisor programs employing the necessary trading strategy will be added to bring the Fund within the foregoing investment guideline. However, because the Fund's portfolio generally will not be rebalanced during the year, the Fund may not meet this criterion throughout each year;

     > The Fund's portfolio will be equally weighted among the selected trading programs as of the launch of the Fund's trading activity and thereafter as of the beginning of each calendar year and generally will not be rebalanced during any calendar year;

     > If a trading advisor program is removed from the Fund during a calendar year, the proceeds from such removal, if reinvested during such calendar year, will be reinvested as equally among the then remaining trading advisor programs in the Fund as is practicable;

     > The trading advisor programs will generate solely qualifying income for purposes of the Fund's qualification as a regulated investment company under the Code or, taken together with any other sources of nonqualifying income, will not generate nonqualifying income in excess of 10% of the Fund's gross income for any taxable year;

     > Each trading advisor must provide reasonable independent verification of a substantial portion of its futures and commodity trading program's assets under management and must have annual audited financial statements from an independent accounting firm unless the trading program is in the form of a separate account; and

     > Each trading advisor must provide timely estimates as the Fund may require of the daily rates of return of the investment vehicle in which the Fund will invest.

Subject to the above listed inclusion criteria and after reviewing any recommendations of the Advisory Board, the Fund Manager will invest the Fund's assets in investment vehicles managed by the trading advisors that manage qualified futures and commodity trading advisor programs until the trading advisor programs in which it has invested, as a group, account for at least fifty percent (50%) of all assets tracked by the Barclay database and at least twenty (20) programs. The Fund will rebalance its investments annually as of January 1 based on the composition of the Barclay database as of September 30 of the preceding year. The Fund may remove a trading advisor program and withdraw its interest prior to the normal rebalancing date if the Fund Manager determines, after reviewing information from the Industry Consultant and any recommendations of the Advisory Board, that the trading advisor has engaged in fraudulent or otherwise improper behavior, has breached its transparency or other obligations to the Fund or has experienced such a reduction in assets that it is no longer in the group of trading advisor programs that, taken in descending order, comprise 80% of the assets under management in the futures and commodity trading advisor programs included in the Barclay database. The Fund's board of trustees will periodically review, and may make modifications to, the Fund's trading advisor inclusion and removal criteria.

Under normal circumstances, the Fund will invest at least 80% of its assets in trading advisor programs included in the Barclay CTA Index. This requirement, however, is not a fundamental policy of the Fund and is subject to change on 60 days prior notice to the Fund's shareholders.

There can be no assurance that the Fund will realize its objectives or that its activities will be profitable.

POTENTIAL ADVANTAGES OF THE FUND

The Fund believes that its investment program offers investors the opportunity to participate in an asset class whose performance has historically been unrelated to the performance of the securities markets and which generally has not been readily available to most investors. The Fund also believes that the Fund's index-based, multi-manager investment strategy offers advantages to certain investors as compared with direct investments in one or more single managed futures and commodity trading programs or managed trading accounts, including the following:

     > Single manager trading programs have often experienced highly volatile returns, with monthly losses and gains as much as 20%-40% of net assets. The Fund's approach to diversification over numerous trading programs seeks to reduce such volatility.

     > Most trading advisor programs are available only to wealthy investors on a private basis and generally have minimum investment requirements of $100,000 or more. Accordingly, an investor seeking diversification benefits comparable to those offered by the Fund through multiple investments in single manager trading programs would be required to make a much larger investment commitment than an investment in the Fund requires.

     > Because of its size, the Fund may be able to gain greater access to qualified trading advisor programs than an investor would be able to obtain through direct investment.

     > Advisory and operating expenses (including servicing fees) associated with trading advisor programs can be as high as 10% annually. The Fund will be able to invest without paying servicing fees and accordingly may be a less costly means of investing in trading advisor programs for some investors.

     > Under current U.S. federal income tax law, all or a portion of the advisory and operating expenses associated with trading advisor programs (which, as stated above, can be as high as 10% per year) may not be deductible by individuals who make such investments directly, except to the extent all such expenses of the individual exceed 2% of the individual's adjusted gross income for U.S. federal income tax purposes. The inability to deduct such expenses would reduce the after-tax return or increase the after-tax loss on such investment to such individuals. Because the Fund expects to qualify as a publicly offered regulated investment company for U.S. federal income tax purposes, the Fund anticipates that these limitations will not apply to an investment in it, which could increase your after-tax return compared to direct investments in managed trading advisor programs treated as partnerships for U.S. federal income tax purposes or separate accounts. See "U.S. Federal Income Tax Matters."

The Fund represents a diversification opportunity for investors seeking to diversify their risks and is not a complete investment program. The Fund and the underlying investment vehicles in which it invests have significant risks. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.

USE OF CASH AND CASH EQUIVALENTS

Among the cash equivalents in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, money market mutual funds and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

INVESTMENT IN INVESTMENT VEHICLES ORGANIZED OUTSIDE OF THE UNITED STATES AND FOREIGN CURRENCY TRANSACTIONS

The Fund will invest primarily in securities issued by investment vehicles organized in developed countries outside of the United States. The securities of such investment vehicles will usually be denominated in U.S. dollars and the assets of such vehicles will usually be custodied in the United States but may, in some cases, be custodied in another developed country and may be denominated in foreign currencies.

To the extent the Fund's investments in investment vehicles are denominated in, or the investment vehicles make distributions in, foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into foreign currency exchange transactions. To the extent the Fund receives payments from investment vehicles in non-U.S. currency, the Fund anticipates that it will incur an expense associated with converting such funds into U.S. dollars.

LEVERAGE

The Fund may use leverage to the extent permitted by the Investment Company Act. Although the Fund currently intends to use leverage solely to fund repurchases of its common shares and distributions and not for investment purposes, it is not prohibited from using leverage for investment purposes. If the Fund incurs leverage by borrowing money or issuing preferred shares, such securities would have complete priority to payment over the common shares. When the Fund uses leverage to fund repurchases or make distributions, it will repay such leverage promptly. The use of leverage would involve certain costs and risks to the Fund. See "Risks -- Fund Risks."

The Fund may obtain leverage through a variety of strategies, including through reverse purchase agreements or the issuance of senior securities in the form of either debt securities or preferred shares. Under the Investment Company Act, the Fund generally is not permitted to issue debt securities or otherwise engage in borrowings (including through the use of derivatives and other transactions to the extent that these instruments constitute senior securities for purposes of the Investment Company Act) unless immediately after a borrowing the value of the Fund's total assets, less all liabilities and indebtedness (other than liabilities represented by senior securities), is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33?% of the Fund's total assets less liabilities and indebtedness not representing senior securities after giving effect to the borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities not represented by senior securities, is at least 300% of such principal amount. If the Fund borrows, it intends to repay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness (other than liabilities represented by senior securities), is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation value of its outstanding preferred shares plus its outstanding liabilities not represented by senior securities.

In addition, as a condition to obtaining ratings on any preferred shares it may issue, the terms of such shares would be expected to include asset coverage maintenance provisions which would require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and could also prohibit dividends and other distributions on the common shares in such circumstances. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares voting separately as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. Failure to maintain specified asset coverage requirements or pay dividends on any preferred shares outstanding could result in an event of default or entitle holders of debt obligations or preferred shares to elect a majority of the trustees of the Fund.

PORTFOLIO TURNOVER

The Fund's annual rebalancing of its portfolio as of each January 1 is not expected to result in substantial portfolio transactions. However, fluctuations in the Fund's assets due to the impact of its proposed continuous offering and its periodic share repurchases (which may be funded through redemptions of the Fund's portfolio investments) could result in significant portfolio turnover.

Trading Advisors
The Fund will invest substantially all of its assets in investment vehicles, which generally will be futures and commodity trading vehicles organized in developed countries outside of the United States or separate accounts managed by futures and commodity trading advisors. The trading advisors that manage the investment vehicles often use complex trading strategies and very high amounts of leverage, which can quickly result in large losses or gains. In addition, these investment vehicles have high cost structures as a result of, among other things, trading advisor compensation arrangements, sales fees paid to selling brokers, and brokerage fees resulting from high levels of portfolio turnover.

Investment vehicle trading advisors generally will receive both an asset-based fee and a performance-based fee. Annual asset-based fees charged by trading advisors commonly range from one (1) to four (4) percent. Performance-based fees commonly range from 15 to 25 percent of cumulative trading profits, usually subject to "high water mark" provisions requiring the recoupment of prior losses in an account before any additional performance compensation is taken. The composition and amount of asset-based and performance-based fees charged by trading advisors will vary among advisors. The Fund's common shareholders will indirectly bear the cost of these fees along with other investment vehicle expenses. These fees and expenses will be in addition to the fees and expenses charged by the Fund. See "Risks -- Fund Risks."

The Fund will not pay any sales charges for investing in any investment vehicle. However, the Fund may be subject to redemption fees in connection with the Fund's withdrawal of its investment from an investment vehicle if such withdrawal occurs during such investment vehicle's lockup period (if applicable).

The commodity trading advisors that will manage the investment vehicles are regulated by the CFTC and by the NFA, the congressionally authorized self-regulatory organization of the futures industry. All futures and commodity trading advisors must be registered with the CFTC and those who manage customer accounts must also be members of the NFA. As of September 30, 2002, there were an estimated 500 trading advisor programs with, in the aggregate, in excess of $40 billion of investor capital. Four hundred and seventy of those trading advisor programs were included in the Barclay database.

The investment vehicles generally will be managed according to one of two primary trading strategies: systematic trend-following or discretionary trading. Systematic trend-following strategies attempt to capture a portion of significant directional moves in markets. These trading systems generally use quantitative pattern recognition analysis and are mechanical in their trade entry and exit strategies. Discretionary trading, the second primary strategy, involves a combination of qualitative and quantitative analysis to determine when to enter or exit a trade. Overall the past several years, systematic trend-following strategies have accounted for about 80% of the assets invested in managed futures and commodity trading advisor programs while approximately 20% are in discretionary trading programs. Historically, the performance of managed futures and commodity trading advisor programs, as a group, have exhibited a low correlation to the performance of equity securities indices.

The investment vehicles may invest in a wide range of financial instruments including futures, swaps, forward and option contracts to make investments in physical commodities, precious metals, industrial metals, energy supplies, currencies, sovereign debt and financial market indices. In general, approximately 75-80% of trading advisors trade in financial instruments (including equity indices, global currencies and sovereign debt) while approximately 20-25% of trading advisors trade in contracts on physical commodities (including agriculturals, metals and energy). This Prospectus uses the phrase "managed futures" to refer to all the types of instruments and contracts that futures and commodity trading advisor programs utilize. Futures contracts and options thereon may be privately negotiated with counterparties or traded on U.S. and non-U.S. equity, debts, cash, fixed income, currency, commodity, futures, forward and option exchanges and dealer-to-dealer markets. See "Investment Vehicle Investments" in the Statement of Additional Information.

The investment vehicles also may employ very high amounts of leverage as a part of their trading strategies. Margin requirements for exchange traded managed futures are set by the exchanges on which the managed futures trade. In general, exchanges will establish higher margin requirements for more volatile trading markets than for less volatile markets. The following table lists a few examples of margin requirements applicable to exchange traded managed futures as of May, 2003. Margin requirements, including the examples set forth below, are subject to change at any time at the discretion of the relevant exchange.

                                                                   Permitted
Futures Market*    Contract Value     Margin Requirement         Leverage Ratio
---------------    --------------     ------------------         --------------
S&P 500              $235,950              $17,813                  13.3 to 1
U.S. T-Bond          $116,781              $ 2,700                  43.3 to 1
Japanese Yen         $106,988              $ 2,160                  49.5 to 1
Crude Oil            $ 27,410              $ 3,375                   8.1 to 1
Gold                 $ 35,150              $ 2,025                  17.4 to 1
Soybeans             $ 31,650              $ 1,148                  27.6 to 1

*      Data for the above table was obtained from Bloomberg


By way of comparison, the U.S. margin requirement for stocks in a margin account is 50%, which would permit a leverage ratio of 2:1. The use of leverage has the effect of increasing the volatility of an investment and results in proportionately greater investment returns or losses than if leverage had not been used. See "Risks -- Market and Trading Risks."

This description of investment vehicles and the investment practices they may use is general and is not intended to be exhaustive. Investors must recognize that there are limitations inherent to all descriptions of investment processes due to the complexity, confidentiality and subjectivity of such processes. In addition, the description of virtually every strategy must be qualified by the fact that investment approaches are continually changing, as are the markets invested in by the investment vehicles in which the Fund will invest. See "Investment Vehicle Investments" in the Statement of Additional Information.

Risks

The net asset value of the Fund's common shares will fluctuate with and be affected by numerous risks, particularly those more fully described below. Each prospective investor should consult his or her own legal, tax and financial advisors regarding the suitability of an investment in the Fund.

FUND RISKS

Both the Fund and the Investment Vehicles in Which it Invests Pay Fees and Expenses. Since all or substantially all of the Fund's assets will be invested in investment vehicles managed by unrelated parties, the investors in the Fund will indirectly bear the fees and expenses charged by those investment vehicles in addition to fees and expenses charged by the Fund.

Index Risk and Passive Management Approach. Because the Fund is a passively managed vehicle that seeks to track the aggregate performance of the global managed futures industry, the Fund is likely to experience losses that are correlated with losses by futures and commodity trading advisor programs generally. During periods of adverse performance, the Fund Manager will not manage the Fund's portfolio to mitigate Fund losses.

The Fund's Performance May Not Match the Performance of the Managed Futures Industry or the Barclay CTA Index. No assurance can be given that the Fund will achieve its investment objective of passively tracking the performance of the global managed futures industry as a result of differences between the performance of the global managed futures industry and the Barclay CTA Index. In addition, tracking errors between the Fund and the Barclay CTA Index are expected to arise due to a number of reasons, including, but not limited to, differences in the inclusion criteria for the Fund and for the Barclay CTA Index, the fact that the Fund's performance is based on the Fund's investments in only a portion of the investment vehicles included in the Barclay CTA Index and the fact that the Fund and its shareholders pay fees and expenses while the Barclay CTA Index has none of those fees or expenses.

Past Performance of the Barclay CTA Index and the Simulated Prior Performance of the Fund Not Predictive of Future Performance. You should not rely for predictive purposes on the record to date of the Barclay CTA Index or the simulated prior performance of the Fund. Likewise, you should not assume that the trading advisors that make up the Barclay CTA Index or the Fund's portfolio will in the future create profit, avoid substantial losses or achieve future performance comparable to their past performance. Trading advisors may alter their strategies from time to time, and their performance results in the future may materially differ from their prior trading records. Moreover, the technical analysis employed by many trading advisors may not take into account the effect of economic or market forces or events that may cause losses.

An Investment in the Fund is Not Liquid. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The common shares will not be listed on any exchange. Hence, there is no secondary trading market for the Fund's common shares, and the Fund expects that no secondary market will develop. The Fund's common shares are therefore not readily marketable. Although the Fund will make quarterly repurchase offers for up to 15% (or monthly repurchases of up to 10%) of its outstanding common shares at net asset value attributable to such shares, you may not be able to sell all of the common shares you desire to sell if the number of common shares tendered in connection with a repurchase offer exceeds the number of common shares the Fund has offered to repurchase. The Fund's board of trustees may set at as low as five (5) percent of its outstanding shares the maximum number of common shares the Fund will repurchase in any repurchase offer.

Inconsistent Investment Activities by Different Advisors. Because each trading advisor will trade independently of the others, the trading losses of some trading advisors could offset trading profits achieved by profitable trading advisors. In such a case, any profitable trading advisors would earn performance-based fees even though the Fund as a whole might not be profitable. Different trading advisors might compete for the same investment positions. Conversely, different trading advisors may take opposite positions in the same investments, which may reduce or eliminate the possibility of profits from such trades on an overall basis and would result in transaction costs directly or indirectly for the Fund.

Investments in Leveraged Share Classes of Investment Vehicles Could Result in Increased Losses. To the extent determined by the Fund Manager, in its sole discretion, the Fund will invest in leveraged share classes of investment vehicles, in which case the holder of common shares of the Fund will indirectly bear the additional risk of the Fund suffering a larger investment loss with respect to such investments than the Fund would have suffered had it invested in the unleveraged share classes of such investment vehicles. See " -- Use of Leverage by the Fund May Result in Increased Losses."

Use of Leverage by the Fund May Reduce Performance. If leverage is used to fund investments or share repurchases, the net asset value of the Fund's common shares will be more volatile, and the yield and total return to common shareholders will be less than if the Fund had not used leverage if the cost of such leverage exceeds the net rate of return on the Fund's investments made with the proceeds of such leverage.

Any decline in the net asset value of the Fund's investments will be borne entirely by common shareholders and not the holders of any leverage (e.g., preferred shares) created by the Fund. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to the Fund's common shares than if the Fund were not leveraged.

The Fund's Use of Borrowed Funds to Repurchase Shares Will Result in Leverage Risk and Increased Costs. The Fund expects to fund some or all of its periodic share repurchases through borrowing. Though the Fund expects to pay off such borrowings promptly, it anticipates that it may need to redeem portfolio investments in order to do so. Because the Fund will only be able to redeem its interests in investment vehicles periodically (often on a monthly basis), the Fund's shareholders generally will bear the risk that the value of the Fund's portfolio investments will decline in value before the Fund can redeem them to repay such borrowings. Accordingly, such borrowings will result in leverage risk to the Fund's remaining shareholders. See " -- Use of Leverage by the Fund May Reduce Performance." The use of borrowed funds to pay for share repurchases will also result in borrowing costs that will be borne by the Fund's remaining shareholders. In addition, the Fund may be subject to certain redemption fees in connection with the Fund's redemption of portfolio investments if such redemption occurs during an investment vehicle's lockup period (if applicable).

Investment in Foreign Securities Results in Additional Risks. Because the Fund will invest primarily in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Currency Hedging; Counterparty Default. Hedging involves special risks including the possible default by the counterparty to the transaction, illiquidity of the foreign exchange ("FX") agreement in the event the need arises to close the FX agreement before its forward date, and the risk of error in establishing the hedging transaction. Hedging involves costs and liabilities which will be borne by the common shareholders of the Fund. With regard to the risk of failure or default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction (which may or may not be meaningful depending on the financial position of the defaulting counterparty). The Fund will seek to minimize the counterparty risk through the selection of creditworthy financial institutions and through the types of transactions employed.

Repurchase Offer Risks. If the Fund repurchases more shares than it issues to new investors during that period, the Fund's assets will decrease, its expense ratio will likely increase and the Fund's ability to achieve its investment objective may be adversely affected due to an inability to qualify to invest in futures and commodity trading programs in which it would otherwise invest. If the Fund uses leverage, the repurchase of shares may compound the adverse effects of leverage if the Fund's performance is less than the cost of the leverage.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than the amount the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased on a particular repurchase date, thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more shares than it is able to sell.

An Investment in the Fund May Not Diversify an Overall Portfolio. Historically, managed futures have been generally non-correlated to the performance of other asset classes such as stocks. Non-correlation means that there is no statistically valid relationship between the performance of managed futures, on the one hand, and stocks, on the other hand. Non-correlation should not be confused with negative correlation, where the performance of two asset classes would vary inversely. Because of this non-correlation, the Fund cannot be expected to be automatically profitable during unfavorable periods for the stock market, or vice versa. If, however, the Fund does not perform in a non-correlated manner with respect to the general financial markets or does not perform successfully, you will obtain little or no diversification benefits by investing in the common shares of the Fund. The Fund may have no gains to offset your losses from other investments, and you may suffer losses on your investment in the Fund at the same time losses on your other investments are increasing. You should therefore not consider the Fund to be a hedge against losses in your core stock and bond portfolios.

Illiquidity of the Fund's Investments May Harm its Ability to Satisfy its Obligations. The Fund may be restricted in its ability to withdraw its investment in investment vehicles and/or experience delays in obtaining its withdrawal proceeds from investment vehicles to meet repurchase requests by shareholders or to pay distributions, expenses or fees.

The Fund Has No Operating History; Potential of Loss. The Fund is a new enterprise with no operating history. There can be no assurance that the Fund will achieve its investment objective or that the strategies described herein will be successful. Given the factors that are described below, it is possible that an investor could suffer a substantial (or total) loss as a result of an investment in the Fund.

Shareholders Have No Right to Take Part in the Management of the Fund or Its Investments. All decisions with respect to the investment of the Fund's assets will be made by the Fund Manager, and shareholders will have no right or power to take part in the management of the Fund. There can be no assurance that the Fund Manager will be successful in managing the Fund. In addition, all decisions with respect to investments made by an investment vehicle will be made by the trading advisor of such investment vehicle and not by the Fund Manager or any shareholder of the Fund. There is no way of predicting how trading advisors will make investments or whether they will act in accordance with the disclosure documents or descriptive materials they have provided to the Fund.

Risk That Early Losses Could Result in Termination of the Fund. If the Fund begins operations under market conditions that result in substantial early losses, the risk of the Fund having to terminate its operations will be substantially increased. Due to the Fund's practice of investing most of its assets in non-U.S. entities that will be treated as passive foreign investment companies for U.S. federal income tax purposes, the Fund may not be able to utilize in later years all or part of the net loss, if any, it experiences during its first taxable year.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's board of trustees or shareholders to amend the Fund's Agreement and Declaration of Trust. These provisions of the Fund's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Certain Provisions in the Agreement and Declaration of Trust."

The Fund May Become Subject to Litigation and Claims. The Fund, the Fund Manager, as well as the trading advisors and investment vehicles, as independent legal entities, may be subject to lawsuits or proceedings by government entities or private parties.

Currency Risk. The net asset value for the Fund will be computed in U.S. dollars. For investors who maintain their net worth in currencies other than the U.S. dollar, there exists a risk of fluctuation between such other currencies and the U.S. dollar that will not be hedged and will, therefore, remain the risk of such investors. The Fund Manager may determine not to seek to hedge currency risks in relation to an investment by the Fund in a non-U.S. dollar denominated interest in an investment vehicle or may be unsuccessful in hedging such currency risks that the Fund does seek to hedge.

TRADING ADVISOR RISKS

The Fund Could Experience Losses if Trading Advisors Are Unable to Accurately Implement Their Trading Systems. The computerized trading systems used by many futures and commodity trading advisors generally rely on trading advisor personnel to accurately process system outputs and execute transactions. In addition, these systems, along with the communications systems upon which they rely, must be properly operated and maintained in order to operate efficiently. Accordingly, the execution and operation of these trading systems are subject to human errors. Failures, inaccuracies or delays in implementing trading systems and executing transactions could impair a trading advisor's ability to identify profit opportunities and benefit from them. It could also result in decisions to undertake transactions based on inaccurate or incomplete information. Such errors could cause substantial losses on transactions which, individually or in the aggregate, could negatively impact the Fund's performance.

The Fund Could Experience Substantial Losses if Trading Systems Fail. Each of a trading advisor's trading activities, including its risk management, depends on the integrity and performance of the computer and communications systems supporting it, including those of third parties such as brokers, counterparties, futures exchanges and data providers. Extraordinary transaction volume, hardware or software systems failure, power or telecommunications failure, a natural disaster or other catastrophe could cause these computer and communications systems to operate at an unacceptably slow speed or even fail. Any significant degradation or failure of these systems may result in substantial losses, which could, individually or in the aggregate, negatively impact the Fund's performance.

Conflicts of Interest Could Result in Losses. The investment vehicles (and their trading advisors) may be subject to numerous actual and potential conflicts of interest which may not be mitigated, or fully mitigated, by the Fund's index based investment approach. Such risks include, without limitation, that risk that a trading advisor of an investment vehicle will trade excessively, on disadvantageous terms or at disadvantageous rates through or with affiliates of the trading advisor. In addition, many of the trading advisors with which the Fund will invest have not established any formal procedures for resolving conflicts of interest and investors, including the Fund, will be dependent on the good faith of the parties with conflicts to resolve the conflicts equitably. Conflicts of interest to which trading advisors and other parties involved with the operation of investment vehicles are subject may result in losses for the Fund.

Transaction Expenses May Reduce Returns. Trading advisors may make frequent trades. Frequent trades typically result in correspondingly high transaction costs for an investment vehicle, which may reduce returns if such trades are unprofitable.

Performance-Based Fees May Encourage Excessive Risk-Taking. Trading advisors generally will receive performance-based fees. Furthermore, some trading advisors who charge performance-based fees may not be subject to a high watermark method in computing such fees and accordingly will not be required to recoup any losses before receiving any additional performance-based fees. The performance-based fees of trading advisors may create an incentive for trading advisors to engage in investment strategies and to make investments that are more speculative and riskier than would be the case in the absence of such performance-based fees.

Each Trading Advisor Advises Other Clients and May Achieve More Favorable Results for Its Other Accounts. Each of the trading advisors currently manages other trading accounts, and each will remain free to manage additional accounts, including its own accounts, in the future. A trading advisor may vary the trading strategies among its managed accounts or have managed accounts that have cost structures that differ from the cost structure of the Fund's investment vehicle. Consequently, the results any trading advisor achieves for the investment vehicle it manages may not be similar to those achieved for other accounts managed by the trading advisor or its affiliates at the same time. Moreover, it is possible that accounts managed by a single trading advisor or its affiliates may compete with each other for the same or similar positions in the futures and commodity markets and that some of a trading advisor's managed accounts may make trades at better prices than other accounts managed by the same trading advisor.

A trading advisor may also have a financial incentive to favor other accounts because the compensation received from those other accounts exceeds, or may in the future exceed, the compensation that it receives from managing the Fund's investment vehicle. Because records with respect to other accounts are not accessible to investors in the Fund, investors will not be able to determine if any trading advisor is favoring other accounts.

MARKET AND TRADING RISKS

The investment vehicles in which the Fund will invest are speculative commodity pools that will buy and sell market sensitive instruments for speculative trading purposes. Prices of the underlying commodities, currencies and other instruments are volatile, and market movements are difficult to predict. Accordingly, all of the Fund's assets are subject to the risk of loss. Unlike an operating company, the risk of market sensitive instruments is integral, not incidental, to the Fund's investment vehicles' investments. Market movements result in frequent changes in the fair market value of these investments. The market risk to which these investments are subject is influenced by a wide variety of factors, including the level and volatility of exchange rates, interest rates, equity price levels, the market value of financial instruments and contracts, merger activities, general economic trends, governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, weather and climate conditions, changing supply and demand relationships, changes in balances of payments and trade, U.S. and international rates of inflation, currency devaluations and revaluations and U.S. and international political and economic events, market prices for base and precious metals, energy complexes and other commodities, the diversification effects among the Fund's investments and the liquidity of the markets in which the investment vehicles in which it invests trade.

Investment vehicles in which the Fund invests may rapidly acquire and liquidate both long and short positions in a wide range of different markets. Consequently, it is not possible to predict how a particular future market scenario will affect performance.

The inherent uncertainty of the speculative trading and the recurrence in futures and commodity markets of market movements far exceeding expectations could result in actual trading or non-trading losses by trading advisors far beyond the indicated value at risk or a trading advisor's experience to date. This risk is often referred to as the risk of ruin. The investment vehicles' primary market risk exposures, as well as the strategies used and to be used by the investment vehicles for managing such exposures, are subject to numerous uncertainties, contingencies and risks, any one of which could cause the actual results of an investment vehicle's risk controls to differ materially from the objectives of its risk control strategies. Government interventions, defaults and expropriations, illiquid markets, the emergence of dominant fundamental factors, political upheavals, changes in historical price relationships, an influx of new market participants, increased regulation and many other factors could result in material losses as well as in material changes to the risk exposures and the risk management strategies of investment vehicles. A trading advisor's current market exposure and/or risk management strategies may not be effective in either the short-or long-term and may change materially over time. Therefore, you should be prepared to lose all or substantially all of your investment in the Fund. Some, but not all, of the risks inherent in the Fund's portfolio investments are summarized below.

Analytical Models May Not Work. Many trading advisors employ certain strategies which depend upon the reliability, accuracy and analysis of the trading advisor's analytical models. To the extent their models (or the assumptions underlying them) do not prove to be correct, their investment vehicles may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the judgment of the trading advisor and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the investment vehicle can suffer losses.

There May Be Disadvantages to Making Trading Decisions Based On Technical Analysis. Many trading advisors base their trading decisions primarily on trading strategies that use mathematical analyses of technical factors relating to past market performance. The buy and sell signals generated by a technical, trend-following trading strategy are derived from a study of actual daily, weekly and monthly price fluctuations, volume variations and changes in open interest in the markets. The profitability of any technical, trend-following trading strategy depends upon the occurrence in the future of significant, sustained price moves in some of the markets traded. A danger for trend-following traders is whip-saw markets, that is, markets in which a potential price trend may start to develop but reverses before an actual trend is realized. A pattern of false starts may generate repeated entry and exit signals in technical systems, resulting in unprofitable transactions. In the past, there have been prolonged periods without sustained price moves. Presumably these periods will continue to occur. Periods without sustained price moves may produce substantial losses for trend-following trading strategies. Further, any factor that may lessen the prospect of these types of moves in the future, such as increased governmental control of, or participation in, the relevant markets, may reduce the prospect that any trend-following trading strategy will be profitable in the future.

Increased Competition Can Reduce Trading Advisors' Profitability. There has been a dramatic increase over the past 15 to 25 years in the amount of assets managed by trend-following trading systems. Assets in managed futures, for example, have grown from approximately $300 million in 1980 to over $50 billion in 2002. This means increased trading competition among a larger number of market participants for transactions at favorable prices, which could operate to the detriment of the Fund by preventing investment vehicles from effecting transactions at desired prices. It may become more difficult for trading advisors to implement their trading strategies if other futures and commodity trading advisors using technical systems are, at the same time, also attempting to initiate or liquidate futures and commodity interest positions.

The Risk Management Approaches By Trading Advisors May Not Be Fully Effective. The mechanisms employed by each trading advisor to monitor and manage the risks associated with its trading activities may not succeed in mitigating all identified risks. Even if a trading advisor's risk management approaches are fully effective, it cannot anticipate all risks that it may face. To the extent one or more of the trading advisors fails to identify and adequately monitor and manage all of the risks associated with its trading activities, the Fund may suffer losses.

Volatility or Absence of Trends Could Harm Performance. Futures markets are highly volatile and can be without sustained movements of prices in one direction, up or down, for extended periods. Such movements may be referred to as trends. A majority of the trading advisors rely on trend-following investment methodologies. The profitability of an investment vehicle of this type will depend to a great extent on:

     > the periodic occurrence of sustained price movements of at least some of the contracts traded by the investment vehicle;

     > the ability of the investment vehicle's trading advisor to analyze the relevant futures and commodity markets; and

     > the ability of the investment vehicle's trading advisor to enter a market while a trend in one direction exists and exit that market with a profit.

Participation in a market that is either volatile or trendless could produce substantial losses for an investment vehicle. Failure of an investment vehicle's trading advisor to identify trends or to exit a market position when a trend matures could also produce substantial losses. These conditions or failures could result in the loss of the entire investment.

Illiquid Markets Could Make It Impossible for the Trading Advisors to Realize Profits or Limit Losses. When the volume of buy and sell orders in a market is small relative to the size of an order that a trading advisor wants to execute for its investment vehicle, it is more difficult to execute the order at the desired price or to exit a losing position. This risk applies to both exchange-traded and non-exchange-traded contracts.

Factors that can contribute to market illiquidity for exchange-traded contracts include:

     >    exchange-imposed price fluctuation limits;

     > limits on the number of contracts speculative trader advisors may hold in most physical commodity markets; and

     >    market disruptions.

Trading advisors expect that non-exchange traded contracts will be traded for futures and commodity interests for which there is generally a liquid underlying market. Such markets, however, may experience periods of illiquidity and are also subject to market disruptions.

Options Can Become Worthless or Impose Unlimited Downside. Trading advisors may engage from time to time in various types of options transactions. An option gives the purchaser the right, but not the obligation, upon exercise of the option, either to buy or sell a specific amount of the underlying item (securities, futures, commodities, etc.) at a specific price (the "strike" price or "exercise" price). To purchase an option, the purchaser must pay a "premium," which usually consists of a single, nonrefundable payment. Unless the price of the item underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the purchaser may lose the entire amount of the premium. Selling options, on the other hand, involves potentially greater risk because the seller is exposed to the full extent of the actual price movement in the underlying item in excess of the premium payment received, which could be unlimited. In addition, some types of options, such as options on futures contracts, are highly leveraged due to the leverage inherent in the underlying asset and accordingly carry the additional risks of leverage. The ability to trade in or exercise options also may be restricted in the event that trading in the underlying item becomes restricted. Options trading may also be illiquid in the event that the options are illiquid.

Short Selling Can Result in Unlimited Losses. Trading advisors may engage in the short selling of managed futures in certain circumstances. Short selling is the selling of managed futures that the seller does not own. If the managed futures are sold short, trading advisors would fulfill their obligations to deliver such managed futures with borrowed managed futures. They would only profit from such a practice if they could fulfill their obligations to the lender with managed futures which they have purchased at a price lower than the price they received for the short sale. If the price of the managed future that has been sold short increases, there is no limit to the loss that could be incurred if the short seller cannot cover its short position by purchasing the managed future. This could happen if other sellers refuse to sell.

Leverage Increases Volatility and Can Reduce Returns. Strategies used by trading advisors may entail the use of extremely high leverage in the commodity pools that the trading advisors manage. Leverage, which can be accomplished in many ways, seeks to capture a multiple of the benefit of increases in the value of the asset invested in by controlling assets whose total value exceeds the amount of equity the investor has invested. However, leverage also has the opposite effect of imposing on the investor a multiple of the losses due to decreases in the value of the asset invested in and can result in rapid and large losses in the investor's equity value. In addition, because the use of leverage multiplies the effect of upward or downward movement in the value of the underlying investment, the use of leverage will result in an investment being more volatile than if leverage had not been used. Many types of managed futures are commonly dealt with in high degrees of leverage and accordingly expose the Fund's portfolio investments to substantial leverage risk. For example, many commodities, currency and futures markets use contracts where the investor (in this case the investment vehicle) posts only 2% to 3% of the price of the underlying item. Other contracts, often privately negotiated, are designed to provide a specified multiple of the upward or downward price changes in the underlying asset. Trading advisors may also leverage the assets of the investment vehicles by borrowing money or entering reverse repurchase agreements and other transactions that produce the same effect.

Non-Exchange Traded Contracts Subject Investment Vehicles to Counterparty Risk. Many of the instruments in which the investment vehicles will invest are unregulated by any government authority and are dealt in bilaterally between the investment vehicle and a counterparty. Instruments dealt in this manner include forward contracts on commodities, currencies and securities, swaps, privately negotiated futures contracts and options and many other types of derivative contracts. In entering into such transactions, an investment vehicle becomes exposed to the risk that its counterparty will default, causing potential loss due to nonpayment and additional potential loss if markets deteriorate before the investment vehicle can enter into offsetting trades or recover collateral or other assets. These risks are greater than in dealing on exchanges, where settlement is guaranteed by the exchange and segregation and other requirements are usually imposed that may facilitate recovery of collateral or other assets easier. In addition, participants in these non-exchange markets have no obligation to continue dealing in any instrument, which would adversely affect liquidity.

New Exchange Traded Instruments May Have a Higher Degree of Illiquidity and Volatility. Traditionally, only those managed futures approved by the CFTC may be traded on U.S. futures exchanges. Likewise, foreign regulatory authorities are typically required to authorize the trading of new managed futures on foreign exchanges. Periodically, the CFTC or other foreign regulatory authorities may designate additional managed futures as approved contracts. If any trading advisor with which the Fund has invested determines that it is appropriate to trade in a new managed future, it may do so. Because these managed futures will be new, the trading strategies of the trading advisors may not be applicable to, or advisable for, these managed futures. The markets in new managed futures, moreover, have been historically both illiquid and highly volatile for some period of time after the managed future begins trading. These managed futures therefore present significant risk potential.

The above risks are particularly applicable to the markets for security futures contracts. Security futures contracts are a new class of financial instruments that allow, for the first time in the United States, the trading of futures contracts on individual U.S. equity securities or on narrow-based stock indices, which are indices made up of a small group of stocks that allow an investor to take a position in a concentrated area of the equities market. Security futures contracts have only been trading in the United States since November 2002, and the markets for these contracts generally have been characterized by very limited volumes when compared to futures and commodity markets generally. As a result, a trading advisor that trades security futures contracts for an investment vehicle could at times find it difficult to buy or sell a security futures contract at a favorable price, which could result in losses to the investment vehicle.

Use of Derivatives May Increase the Foregoing Risks. Some or all of the investment vehicles will be permitted to invest in complex derivative instruments which seek to modify or replace the investment performance of particular securities, commodities, currencies, interest rates, indices or markets on a leveraged or unleveraged basis. These instruments generally have counterparty risk and may not perform in the manner expected by the investment vehicle, thereby potentially resulting in greater loss. These investments are all subject to additional risks that can result in a loss of all or part of an investment such as interest rate and credit risk volatility, world and local market price and demand, and general economic factors and activity. Derivatives may have very high leverage embedded in them which can substantially magnify market movements and result in losses greater than the amount of the investment. Some of the markets in which the investment vehicles effect derivative transactions are over-the-counter or interdealer markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. This exposes the investment vehicles that use these instruments to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.

Failure of Brokerage Firm or Futures Exchange. The Commodity Exchange Act requires a futures commodity merchant ("FCM") to segregate all funds received from such FCM's customers in respect of regulated futures transactions from such FCM's proprietary funds. If a FCM for an investment vehicle were not to do so to the full extent required by law, the assets of the investment vehicle might not be fully protected in the event of the bankruptcy of that FCM and the investment vehicle would be limited to recovering only a pro rata share of all available funds segregated on behalf of that FCM's combined customer accounts, even though certain property specifically traceable to the investment vehicle (for example, U.S. Treasury Bills deposited by the investment vehicle) was held by that FCM. In the event of the bankruptcy or insolvency of an exchange or an affiliated clearinghouse, the investment vehicle might experience a loss of funds deposited through its brokers as margin with the exchange or affiliated clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions.

Investing in Foreign Markets Imposes Various Risks. Many foreign exchanges are less regulated than U.S. markets and trading is subject to exchange rate, market practice and political risks. Trading on many foreign exchanges involves some risks that trading on U.S. exchanges does not, such as:

     > Lack of investor protection regulation. The rights of an investment vehicle in the event of the insolvency or bankruptcy of a non-U.S. market or broker are likely to differ from rights that the investment vehicle would have in the U.S. and may be more limited than in the case of failures of a U.S. market or broker.

     > Possible governmental intervention. A foreign government might halt trading in a market and/or take possession of an investment vehicle's assets maintained in its country in which case the assets may never be recovered. Trading advisors might have little or no notice that such events were happening. In such circumstances, trading advisors may not be able to obtain the investment vehicle's assets.

     > Relatively new markets. Some foreign exchanges on which investment vehicles trade may be in developmental stages so that prior price histories may not be indicative of current or future price patterns.

Regulation of the Futures Markets is Extensive and Constantly Changing; Future Regulatory Developments Are Impossible to Predict, But May Significantly and Adversely Impact the Fund. The futures, options on futures and security futures markets are subject to comprehensive statutes, regulations and margin requirements. Recent legislation has created a new multi-tiered structure of exchanges in the United States subject to varying degrees of regulation, and rules and interpretations regarding various aspects of this new regulatory structure have only recently been proposed or finalized. Traditional futures exchanges, which are now called designated contract markets, are now subject to more streamlined and flexible core principles rather than the prior statutory and regulatory mandates. However, with respect to these traditional futures exchanges, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government and judicial action. In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on the Fund is impossible to predict and could be substantial and adverse.

Speculative Position Limits and Daily Price Fluctuation Limits May Alter Trading Advisor Decisions. The CFTC and U.S. exchanges have established limits, known as speculative position limits, on the maximum net long or net short positions that any person may hold or control in certain futures and options on futures contracts. Most exchanges also impose limits, known as daily limits, on the amount of fluctuation in certain futures and options on futures contracts in a single trading day. All accounts controlled by a particular trading advisor are combined for speculative position limit purposes. If positions in those accounts were to approach the level of the particular speculative position limit, or if prices were to approach the level of the daily limit, these limits could cause a modification of a trading advisor's trading decisions or force liquidation of certain futures or options on futures positions or require them to forego profitable trades or strategies.

INVESTMENT SECTOR RISKS

The investment vehicles in which the Fund will invest are also subject to risks associated with the market sectors in which they invest. Some, but not all, of the potential market sector risks are summarized below.

Currencies. Investment vehicles may have exposure to exchange rate fluctuations, including to fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Such fluctuations may be influenced by interest rate changes as well as political and general economic conditions. Investment vehicles may trade in a large number of currencies, including cross-rates--i.e., positions between two currencies other than the U.S. dollar.

Indices. Investment vehicles may have exposure various indices through index futures and options thereon. Such futures contracts expose an investment vehicle to equity risk, including the risk of adverse price trends or static markets in indices in which the investment vehicle has invested. (Static markets would not cause major market changes but would make it difficult for an investment vehicle to avoid numerous small losses.)

Metals. Investment vehicles that invest in metals will have market exposure with respect to fluctuations in the price of those metals.

Agricultural Commodities. An investment vehicle may have exposure to agricultural commodity price movements, which are often directly affected by changes in weather and political conditions. Such commodities may include, among others, grains, coffee, sugar, cotton, cocoa, live animals, orange juice and the soybean complex.

Energy. Energy market exposure includes exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide.

The Fund Manages Risk Solely Through Diversification

The Fund's risk management relies solely on the diversification of its portfolio investments across the managed futures and commodity industry through its index based investment approach and its trading advisor program inclusion criteria. See "The Fund's Investments -- Investment Policies." The Fund generally rebalances its portfolio annually and does not actively manage risks associated with its investments. The Fund Manager's program inclusion criteria would permit it to withdraw from an investment vehicle whose trading advisor is alleged to have engaged in fraud or to have become subject to adverse self-regulatory, regulatory or judicial action. However, the Fund Manager will not, and generally will not be able to, prevent, detect before public announcement or avoid fraud by a trading advisor or adverse impact to the Fund from a trading advisor's regulatory problems. The Fund may remove a trading advisor program and withdraw its interest prior to the normal rebalancing date if the Fund Manager determines, after reviewing information from the Industry Consultant and any recommendations of the Advisory Board, that the trading advisor has experienced such a reduction in assets that it is no longer in the group of trading advisor programs that, taken in descending order, comprise 80% of the assets under management in the futures and commodity trading advisor programs included in the Barclay database.

Management of the Fund

TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Fund Manager. There are five trustees of the Fund, two (2) of whom are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five (5) years are set forth under "Management of the Fund" in the Statement of Additional Information.

ADVISORY BOARD

The board of trustees has established an Advisory Board currently consisting of two (2) representatives of the Fund Manager, a representative of the Industry Consultant and an independent industry expert. The Advisory Board is responsible for reviewing the allocation and reallocation of the Fund's investment portfolio among investment vehicles for conformity to the inclusion criteria and may make recommendations to the Fund with respect to whether a trading advisor is a qualified trading advisor for purposes of the inclusion criteria. The Advisory Board also regularly reviews the Fund's portfolio of investment vehicles and their respective trading advisors and may conduct a formal review of any trading advisor and/or investment vehicle in conjunction with the Fund Manager. The Advisory Board will review the criteria for investment by the Fund with regard to each trading advisor program. The Advisory Board may also review the effectiveness of the Fund Manager's inclusion criteria. The Fund Manager is not required to adopt any recommendations of the Advisory Board. The Advisory Board meets periodically and its initial members will be: Fernando Diz, Steven A. Lonsdorf, Elliot Noma and Sol Waksman.

Fernando Diz. Mr. Diz is an Associate Professor of Finance in the Syracuse University School of Management. He has also been Visiting Associate Professor of Finance at the Johnson Graduate School of Management, Cornell University, teaching Derivatives and Financial Engineering courses. Professor Diz is also the founder and President of M&E Financial Markets Research, LLC, a registered CTA and a member in good standing of the NFA. Professor Diz specializes in managed futures trading, money management, market volatility, and the use of derivative securities in investment and speculative portfolios. His research has appeared in The Review of Financial Studies, The Journal of Futures Markets, Advances in Futures and Options Research, The Journal of Financial Engineering, The Financial Review, Derivatives Quarterly, Journal of Alternative Investments, as well as in industry publications such as Managed Account Reports (MAR), Barclay Managed Futures Report, Energy in the News, Metals in the News, Futures Magazine, etc. Professor Diz has presented and discussed research at academic forums as well as industry forums such as the American Stock Exchange ("AMEX") Derivatives Colloquium, the Managed Funds Association's Forum for Managed Futures, and the Chicago Board of Trade Research Seminars. Companies that Professor Diz has consulted with include New York State Electric and Gas, El Paso Power Services, Citizens Power, Connectiv, Agway Energy, Niagara Mohawk Power Corporation, Caixa Catalunya and MEFF. Professor Diz received his doctorate from Cornell University in 1989.

The Fund pays its proportional share of an annual fee Mr. Diz receives for his service on the Advisory Board, which is currently $5,000 per year fee plus expenses. Mr. Diz is not an affiliated persons of the Fund, the Fund Manager or the industry Consultant.

Steven A. Lonsdorf. Mr. Lonsdorf is a Senior Managing Director of Asset Alliance. With over fifteen years of experience in the alternative investment industry, Mr. Lonsdorf has extensive expertise developing and implementing global marketing and distribution networks. Mr. Lonsdorf has appeared as an industry expert for numerous distinguished periodicals and industry forums, including an appearance with Alan Greenspan before the United States House of Representatives Banking and Finance Committee in which he discussed the implications of the Long Term Capital Management collapse. Prior to joining Asset Alliance, he held various senior positions at Van Hedge Fund Advisors International Inc. (1994 - 2002) culminating with Chief Executive Officer (2000 - 2002). In addition, Mr. Lonsdorf served as Vice President, Sales, Capital Management Partners, Inc. (1987 - 1994) and Assistant Portfolio Manager, Barclay Trading Group, Ltd. (1989 - 1994). He received a B.A., Summa Cum Laude, in Philosophy from the University of Wisconsin in 1970 and an M.B.A., Summa Cum Laude, from Maharishi University of Management (M.I.U.) in 1986.

Elliot Noma, Ph.D. Dr. Noma is a Vice President and the Chief Risk Officer of Asset Alliance. Dr. Noma is a member of the Financial Risk Manager (FRM) examination committee within the Global Association of Risk Professionals
(GARP). Prior to joining Asset Alliance, Dr. Noma was Senior Risk Analyst, Fixed Income Products, for Merrill Lynch Investment Managers (2000-2003). Earlier in his career, Dr. Noma was a Director of Corporate Risk Management overseeing derivative and fixed income products within Deutsche Bank, Americas (1995-1999), and developed Fixed Income market strategies at J.P. Morgan Securities (1993-1995). Dr. Noma spent four years in the Psychology faculty at Rutgers University (1983-1986) and his research has been published in numerous industry journals and scholarly periodicals. Dr. Noma graduated from Dartmouth College in 1972 with a BA in Mathematics. He received M.A.'s in Mathematics and Psychology in 1979 and a Ph.D in Mathematical Psychology in 1982 from The University of Michigan. In 1990, Dr. Noma received an Advanced Professional Certificate in Finance from New York University.

Sol Waksman. Sol Waksman is the founder, President and Director of Barclay Trading Group, Ltd. ("Barclay"). Mr. Waksman began his career as an entrepreneur, involved in ventures in energy and other commodity-related industries. In 1979, Mr. Waksman began trading commodity futures for his own account. He has taught a number of courses on technical analysis to private investors. In July 1985, Mr. Waksman founded Barclay, a consulting and publishing firm that specializes in CTA and hedge fund performance analysis. Through the years, Barclay has attracted worldwide attention, with numerous appearances in major financial publications such as The Wall Street Journal, Barron's and Business Week. Since 1985, Mr. Waksman has refined his original database and analytic software concept to make it maximally efficient and user-friendly. He also writes extensively and has had numerous articles published in respected publications such as Derivatives Quarterly, Financial Trader Magazine and Global Investment Magazine. Since 1992, through Barclay's consulting arm, Mr. Waksman has acted as a trading manager for institutional investors, pension plans and highly capitalized individual investors. Mr. Waksman received a BA in Psychology with a minor in Economics from Brooklyn College in 1968.

Fund Manager

Asset Alliance Advisors, Inc., 800 Third Avenue, New York, New York 10022, a Delaware corporation established on September 22, 1997 (the "Fund Manager"), has been retained by the Fund to manage the assets of the Fund pursuant to a management agreement dated as of , 2003. The Fund Manager is registered with the U.S. SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered with the U.S. Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA") as a commodity pool operator (a "CPO") and a commodity trading advisor (a "CTA") and serves in such capacities for the Fund. The Fund Manager is a wholly-owned subsidiary of Asset Alliance Corporation, a Delaware corporation established on February 1, 1996. Asset Alliance Corporation is a multi-faceted global investment management firm, specializing in alternative investment management.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Fund Manager and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Fund Manager a fee payable monthly in arrears no later than seven (7) days after each month end at an annual rate equal to 1.00% of the month end value of the Fund's total assets (the "Management Fee"). The Fund will also reimburse the Fund Manager for certain expenses the Fund Manager incurs in connection with performing certain services for the Fund. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Fund Manager who devote substantial time to Fund operations may be reimbursed to the Fund Manager. During periods in which the Fund elects to use leverage through borrowings or preferred shares, the fee paid to the Fund Manager will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's total assets, which include those assets purchased or maintained with leverage. The Fund Manager is responsible for paying the service fees of the Industry Consultant.

PAYMENT OF ORGANIZATIONAL AND OTHER EXPENSES

The Fund Manager will initially pay the organizational expenses of the Fund, which are expected to total approximately $ . The Fund has agreed to reimburse the Fund Manager for these expenses when and if it attains certain specified levels of assets under management. Assuming this offering is fully subscribed, the Fund would become obligated to reimburse the Fund Manager for % ($ ) of the organizational expenses. The following table sets out the Fund's reimbursement schedule for organizational expenses paid by the Fund Manager.

       ---------------------------------------------------------------------
      |    Fund Assets Under     |    Percentage of Organization Expenses   |
      |        Management        |          Reimbursable By the Fund        |
      | -------------------------|------------------------------------------|
      |                          |                                          |
      | -------------------------|------------------------------------------|
      |                          |                                          |
      | -------------------------|------------------------------------------|
      |                          |                                          |
      | -------------------------|------------------------------------------|
      |                          |                                          |
        ---------------------------------------------------------------------


In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including compensation and expenses of its trustees (other than those affiliated with the Fund Manager), custodian, administrator, Due Diligence Consultant, transfer and dividend disbursing agents, legal fees, leverage expenses, rating agency fees, repurchase offer related fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the investment vehicles in which the Fund invests will charge the Fund their respective fees and expenses (which may include, without limitation, asset-based and performance-based fees). These fees and expenses will be borne indirectly by the common shareholders of the Fund.

INDUSTRY CONSULTANT

The Fund Manager has retained Barclay Research Group, Ltd., 2094 185th
Street, Suite 3A, Fairfield, Iowa 52556, an Iowa corporation established in 1988, (the "Industry Consultant") to provide trading advisor data, investment vehicle data, managed futures research and related services to the Fund Manager. The Industry Consultant is an affiliate of Barclay Trading Group, Ltd., 2094 185th Street, Suite 1B, Fairfield, Iowa 52556, ("Barclay and, together with the Industry Consultant, the "Barclay Group"). The Barclay Group has developed and maintains the Barclay CTA Index, utilized by the Fund. The data for the Barclay CTA Index is taken from the Barclay CTA Universe maintained by the Barclay Group. Barclay is registered with the NFA. The Fund Manager pays Barclay Research monthly in arrears for its services at an annual rate equal to 0.25% of the month end value of the Fund's total assets.

DUE DILIGENCE CONSULTANT

Hart Financial Group LLC, 50 South Steele Street, Suite 1050, Denver, Colorado 80209, a Delaware limited liability corporation established in 1997 (the "Due Diligence Consultant"), has been retained by the Fund to perform certain initial due diligence functions on behalf of the Fund on each trading advisor and trading advisor program selected for inclusion in the Fund's portfolio, including, but not limited to:

     > conducting onsite inspections of, or telephone interviews with key personnel of, the trading advisors;

     > reviewing regulatory filings made by the trading advisors and the relevant trading advisor programs;

     > reviewing disclosure documents of the trading advisors and offering documents of the relevant trading advisor programs;

     > reviewing performance data and financials of the relevant trading advisor programs;

     >    obtaining due diligence questionnaires from the trading advisors;
          and

     >    reporting its findings to the Fund Manager.

Hart is registered with the CFTC and the NFA as a CPO and an introducing broker. The Fund Manager may from time to time retain one or more other due diligence firms to provide the foregoing services on behalf of the Fund. The Due Diligence Consultant's fee will be paid by the Fund.

Repurchase Offers
To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your common shares, the Fund, as a matter of fundamental policy which cannot be changed without shareholder approval, will make, initially, quarterly offers to repurchase its common shares; provided that no shareholder approval will be required to conduct repurchase offers on a monthly basis if exemptive relief is obtained from the SEC, as described below. While the Fund makes quarterly repurchase offers, it anticipates that, initially, each offer will be for 15% of its common shares outstanding on the date repurchase offers are due. If the Fund obtains exemptive relief from the SEC, the Fund expects that it would conduct monthly repurchase offers for 10% of its outstanding common shares. In general, the Fund can conduct a repurchase offer for not less than 5% and up to a maximum of 25% of its outstanding common shares at net asset value. The Fund intends for the first repurchase offer to end approximately three months following the month in which the initial offering is completed.

The Fund has filed an application with the SEC to permit the Fund to conduct such repurchase offers on a monthly basis. The Fund cannot ensure that such relief will be granted. However, the SEC in the past has granted similar relief based on similar facts. If the SEC grants the Fund exemptive relief, all subsequent repurchase offers will need to comply with the terms and conditions of the relief.

Until relief is obtained from the SEC permitting the Fund to conduct monthly repurchase offers, quarterly repurchase offers will end five business days prior to the last business day of each quarterly period, beginning approximately three months following the month in which the initial offering is completed. If the Fund is granted the exemptive relief it seeks, then thereafter monthly repurchase offers will end five business days prior to the last business day of each month. If the Fund is not granted such relief, the Fund will continue with quarterly repurchase offers.

When a repurchase offer commences, the Fund will publish a notification of the offer specifying, among other things:

     > The percentage of shares that the Fund is offering to repurchase and how the Fund will purchase shares on a pro rata basis if the offer is over subscribed. This generally will be 15% for quarterly repurchase offers and 10% for monthly repurchase offers.

     > The date on which a shareholder's repurchase request is due. This generally will be the fifth business day prior to the last business day of the month in which the repurchase requests are due.

     > The date that will be used to determine the Fund's net asset value applicable to the repurchase offer. This is generally expected to be the last business day of the month in which repurchase requests are due.

     > The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase. This generally will be the seventh calendar day after the date that will be used to determine the Fund's net asset value applicable to the repurchase offer.

     > The net asset value of the shares of the Fund as of a date no more than seven days prior to the date of the notification.

     > The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders prior to the date requests are due.

     > The circumstances in which the Fund may suspend or postpone a repurchase offer.

     >    Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Fund intends to publish this notification approximately 22 days before the due date for the repurchase request, but in no event will the notice be published less than 21 or more than 42 days in advance. For monthly repurchase offers, notice would be published as permitted by the SEC.

Your shares of the Fund must be held through a selected broker or dealer. Certificated shares will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

During the period the offer to repurchase is open, shareholders may obtain current net asset values by calling the Fund at ( ) or on the Internet at www.assetalliance.com.

SAMPLE REPURCHASE SCHEDULES

The following table sets out a hypothetical repurchase timeline for a quarterly and a monthly share repurchase taking place in 2003. The actual timing sequence for repurchase offers will vary based upon, among other things, the occurrence of non-business days during a repurchase offer period.

BTOP50 Index Fund
------------------------------------------------------------------------------------------------------------------------

Daily Net Asset Valuation Calculation

Repurchase Offer Dates
------------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------
               |                      |   Repurchase       |                  |    Notice Date      |   Repurchase      |
               |      Notice          |     Request        |      Pricing     |    for Next         |    Payment        |
               |       Date           |    Deadline        |       Date       |    Repurchase       |    Deadline       |
 |-------------|----------------------|--------------------|------------------|---------------------|-------------------|
 |Quarterly    | 1st business day of  |   5 business days  |   Last business  |   1st business day  |  7 calendar days  |
 |Repurchase   | the last month of    |   prior to the     |   day of each    |   of the last month |  after pricing    |
 |Offer        | each quarter.        |   pricing date.    |   quarter.       |   of each quarter.  |  date.            |
 |             |                      |                    |                  |                     |                   |
 |             |                      |                    |                  |                     |                   |
 |             |--------------------------------------------------------------|---------------------|-------------------|
 |             |                    SAMPLE QUARTERLY REPURCHASE SCHEDULE                                                |
 |             |--------------------------------------------------------------|---------------------|-------------------|
 |             |   September 1        |  September 23      |  September 30    |   December 1        |  October 7        |
 |-------------|--------------------------------------------------------------|---------------------|-------------------|
 |             |                      |                    |                  |                     |                   |
 |-------------|--------------------------------------------------------------|---------------------|-------------------|
 |Monthly      |  1st business day    |  5 business days   |  Last business   |  1st business day   | 7 calendar days   |
 |Repurchase   |  of each month.      |  prior to the      |  day of each     |  of each month.     | after pricing     |
 |Offer        |                      |  pricing date.     |  month.          |                     | date.             |
 |             |                      |                    |                  |                     |                   |
 |             |--------------------------------------------------------------|---------------------|-------------------|
 |             |                    SAMPLE MONTHLY REPURCHASE SCHEDULE                                                  |
 |             |--------------------------------------------------------------|---------------------|-------------------|
 |             |   October 1          |  October 24        |    October 31    |     November 1      |     November 7    |
 -----------------------------------------------------------------------------------------------------------------------


THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE
STRICTLY OBSERVED

If your broker or dealer fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your broker or dealer of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO REPURCHASE OFFERS

The Fund has adopted the following fundamental policies in relation to its repurchase offers which may only be changed by a majority vote of the outstanding voting securities of the Fund (as defined in "The Fund's Investments -- Investment Objective"):

     > the Fund will make repurchase offers every three months, pursuant to Rule 23c-3 under the Investment Company Act, as it maybe amended from time to time, commencing three months after the completion of the initial offering; provided that the Fund may make repurchase offers monthly in accordance with any exemptive relief granted by the SEC;

     > the repurchase request due dates will be five days prior to the last business day of each month in which a repurchase offer is made; and

     > there will be a maximum 14 calendar day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase offer is determined.

OVERSUBSCRIBED REPURCHASE OFFERS

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the board of trustees for each repurchase offer will set a maximum percentage of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares up to a maximum amount of two percent of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If proration is necessary, the Fund will send to shareholders or publish a notice of proration on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the board of trustees, including a majority of independent trustees.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR SHARES AS YOU DESIRE.

DETERMINATION OF REPURCHASE PRICE

The repurchase price payable in respect of a tendered share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change materially between the date a repurchase offer is made and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Net Asset Value."

PAYMENT

The Fund expects to repurchase shares on the seventh calendar day after the net asset value determination date selected to determine the repurchase price. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after such net asset value determination date.

REPURCHASE FEE

The Distributor will pay certain participating brokers a sales charge amounting to as much as 2% of the offering price of the shares purchased by their customers. The Distributor will be reimbursed for these amounts by retaining the monthly shareholder servicing fees chargeable against shares during the first 12 months following their purchase. See "How to Purchase Shares -- Shareholder Servicing Fees."

The Fund has requested exemptive relief from the SEC permitting it to charge a contingent deferred sales charge on shares sold back to the Fund within 12 full calendar months of being issued, which amount also will be paid to the Distributor. If the Fund obtains this exemptive relief, an investor who sells shares back to the Fund during the first twelve months following their purchase will be subject to a contingent deferred sales charge equal to the portion of the sales charge on such shares for which the Distributor has not been reimbursed prior to the repurchase.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND

From the time the Fund distributes or publishes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. To meet repurchase requests, the Fund is also permitted to borrow or enter reverse repurchase agreements with respect to up to % of its total assets.

CONSEQUENCES OF REPURCHASE OFFERS

The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or short-term borrowings which will be repaid with the proceeds of sales of portfolio securities. However, the repurchase of shares by the Fund will decrease the assets of the Fund unless the Fund sells additional shares or borrows (other than on an interim basis) the amount of the repurchase price. If the Fund borrows to finance repurchases, interest on that borrowing may negatively affect shareholders who do not tender their shares inasmuch as the Fund's expenses will increase and income per share will decrease unless the Fund recognizes appreciation or other income at a rate higher than the interest rate payable on such borrowings. In addition, because the Fund will only be able to redeem its interests in investment vehicles periodically (on a monthly or quarterly basis), the Fund's shareholders generally will bear the risk that the value of the Fund's portfolio investments will decline in value before the Fund can redeem them to repay interim borrowings. Accordingly, such borrowings will result in leverage risk to the Fund's remaining shareholders. The Fund intends to continually offer its shares, which may alleviate potential adverse consequences of repurchase offers, but there is no assurance that the Fund will be able to sell additional shares or sell them in sufficient quantity to fully fund the share repurchases.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

Repurchase of the Fund's shares through repurchase offers will reduce the number of outstanding shares and, depending upon the Fund's investment performance and its ability to sell additional shares, its net assets.

In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "U.S. Federal Income Tax Matters."

Net Asset Value

The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share will be determined daily at the end of each business day. For this purpose, "business day" means each day that the New York Stock Exchange is open for business. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued interest, or dividends payable on any leverage incurred by the Fund and the principal or liquidation preference thereof) from the Fund's total assets (the value of the assets, including interest and dividends accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

Any securities or other assets held by the Fund for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's board of trustees. Substantially all of the Fund's investments in investment vehicles will be valued in this manner. In view of the periodic liquidity available to the Fund in respect of these investments, the board of trustees has authorized the Fund Manager to value these investment vehicles on the basis of net asset values provided by the trading advisors of such investment vehicles, which may include estimated values provided by the trading advisors.

The Fund values readily marketable futures and commodity interests, debt securities and equity securities it holds directly by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Fund. Any debt investments held by the Fund may be valued utilizing one or more pricing services approved by the Fund's board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased may be valued at cost adjusted for amortization of premiums and accretion of discounts. The Fund may employ recognized pricing services from time to time for the purpose of pricing futures, option contracts, debt securities and other assets of the Fund not constituting equity interests in companies.

Distributions

The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Code, avoid U.S. federal income tax and minimize U.S. federal excise tax. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Shareholders will automatically have all ordinary income dividends and capital gain dividends reinvested in common shares of the Fund issued by the Fund in accordance with the Fund's automatic reinvestment plan unless an election is properly made by the shareholder to receive cash. See "Automatic Reinvestment Plan."

Automatic Reinvestment Plan

The automatic reinvestment plan is applicable to all holders of the Fund's common shares who do not take appropriate steps to avoid reinvestment under the automatic plan of both ordinary income dividends and capital gain dividends will be reinvested. You may elect to:

     > receive ordinary income dividends in cash and reinvest capital gain dividends;

     > receive capital gain dividends in cash and reinvest ordinary income dividends; or

     > receive both ordinary income dividends and capital gain dividends in cash.

Your ordinary income dividends and capital gain dividends will be automatically reinvested in shares of the Fund if you do not complete and execute and have notarized forms that may be obtained from the Fund.

Shares will be issued to you at their net asset value on the ex-dividend date; there is no distribution or sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your executed change of election forms must be received by the Fund before the ordinary income dividend or capital gain dividend record date to be effective for that ordinary income dividend or capital gain dividend. The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the net asset value next computed after the monthly date for accepting orders during the month in which the check is cancelled.

Description of Shares

COMMON SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware and governed by an Agreement and Declaration of Trust dated as of May 12, 2003. The Fund is authorized to issue an unlimited number of common and preferred shares of beneficial interest, par value $.001 per share. Subject to applicable law, including compliance with the Investment Company Act and any applicable exemptive order, such shares may be issued in an unlimited number of series and classes. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid, allocable to such shareholder and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund through offsetting charges against declared but unpaid dividends or distributions owed to the common shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares of any series will not be entitled to receive any distributions from the Fund unless all accrued dividends and interest and dividend payments with respect to the Fund's leverage applicable to such series, if any, have been paid, unless certain asset coverage tests required by the Investment Company Act with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless any applicable asset coverage and other requirements imposed by any rating agencies rating (at the Fund's request) any debt or preferred shares issued by the Fund have been met. No series or class of shares has preemptive rights to acquire any other shares. The Fund will send annual and semi-annual reports, including financial statements, to holders of its shares.

Under current law, the Fund may not issue more than one series or class of its common stock prior to receiving exemptive relief from the SEC. The Fund has applied for such relief, which has been granted in the past in similar situations. If it obtains such relief, the Fund may issue different series of common stock, each of which would have its own assets and liabilities and would in effect be a separate investment company under the umbrella of the Fund. The Fund would also be able to issue different classes within each series, each of which class would be allocated administration, sales, shareholder servicing and similar expenses in accordance with the terms of such class and would have such conversion or exchange rights or obligations as established by the board of trustees. Each share would have the series, class and, if preferred, the special preferred share rights, required by the Investment Company Act. Except for such differences in expenses (and the resulting differences in income, appreciation, net asset value per share and distributions), and except for such differences in conversion, exchange and other rights, each share of common stock of a given series will be equal in all respects. Having a multi-class capability would enable the Fund to offer shares more efficiently to different classes of investors.

Net asset value will be reduced immediately following the offering of common shares to reflect the offering expenses payable by the Fund. Following the offering of common shares, and periodically thereafter, net asset value also will be reduced to reflect the amount of organizational expenses reimbursable to the Fund Manager by the Fund. See "Management of the Fund -- Payment of Organizational Expenses." The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to seek to tender them soon after purchase. If you sell your common shares back to the Fund within 12 full calendar months of purchasing them, you may be charged an applicable repurchase fee. See "Repurchase Offers -- Repurchase Fee."

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any preferred shares would be entitled to receive a liquidating distribution in preference to the common shares equal to the liquidation preference and any accumulated and unpaid dividends on the preferred shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees would be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares would have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions could be impeded to the extent that there are any preferred shares outstanding.

Certain Provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Fund is not required, and does not intend, to hold annual shareholder meetings. Special shareholder meetings may be called from time to time by the board of trustees.

The Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case approval by "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund would be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

     > the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     > the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan) that would increase the percentage of the aggregate net asset value of the Fund attributable to all shares held by such Principal Shareholder and such increased percentage would be more than 35% or, if such issuance to such Principal Shareholder is approved by at least 80% of the trustees (other than any trustee that is affiliated or has any business or professional relationship with any Principal Shareholder), 40%, of such aggregate net assets; and

     > the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $5,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $5,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees (other than any trustee that is affiliated or has any business or professional relationship with any Principal Shareholder), in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. In connection with any such conversion, it is likely that the Fund's investment policies and strategies would have to be substantially modified to assure sufficient portfolio liquidity. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The board of trustees believes, however, that the closed-end structure is necessary in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees (other than any trustee that is affiliated or has any business or professional relationship with any Principal Shareholder), in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund will be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

U.S. Federal Income Tax Matters

The following is a summary of certain U.S. federal income tax consequences to the Fund and to a shareholder who purchases, owns and disposes of common shares of the Fund. This summary does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws. This summary is limited to persons who will hold common shares of the Fund as capital assets (generally, assets held for investment). This summary is based on the Code, Treasury Regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretation by the courts or the IRS, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. No ruling has been or will be obtained from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to an investment in common shares of the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, each prospective investor must consult his own tax adviser with respect to the particular U.S. federal income tax consequences to it of the purchase, ownership and disposition of common shares of the Fund, as well as the applicability and effect of any state, local and foreign tax laws.

Fund Consequences

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must satisfy certain income, asset diversification and distribution requirements. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below), reduced by deductible expenses), the Fund will not be required to pay U.S. federal income tax on any income distributed to its shareholders. The Fund will not be subject to U.S. federal income tax on any net capital gains (which consist of the excess of net long-term capital gain over net short-term capital loss) distributed to its shareholders. The Fund intends to make distributions of its investment company taxable income and net capital gains each year in the amounts necessary to maintain its qualification as a regulated investment company, avoid U.S. federal income tax and minimize U.S. federal excise tax.

The Fund anticipates that substantially all of the pooled investment vehicles in which it invests will be treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a "qualified electing fund" (a "QEF Election"), the Fund would be taxed currently on the PFIC's income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a pooled investment vehicle and the pooled investment vehicle complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the pooled investment vehicle's ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the pooled investment vehicle is a PFIC, regardless of whether the Fund receives distributions from the pooled investment vehicle. Thus, the Fund could be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains without a corresponding receipt of cash. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. Because some of the pooled investment vehicles in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund's pro rata share of the pooled investment vehicle's ordinary income will be higher than it would be if the pooled investment vehicle had not deferred the payment of such fees. A QEF Election is, subject to a number of specific rules and requirements, and not all of the pooled investment vehicles in which the Fund may invest may provide their investors with the information necessary to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election"). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's net investment income the positive difference, if any, between the value of shares as of the end of the Fund's taxable year and the value of such shares as of the beginning of the Fund's taxable year. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, unlike in the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will be deemed to have received such income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. The Fund intends to borrow funds or to redeem a sufficient amount of its investments in pooled investment vehicles that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet such distribution requirements.

In the event the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an "excess distribution" (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund's holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge (which would be reflected in the Fund's net asset value as if the PFIC stock were sold on the date of determination of the Fund's net asset value) computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this "excess distribution" regime.

Shareholder Consequences

Dividends paid by the Fund from its investment company taxable income (referred to as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Fund's earning and profits. Distributions paid by the Fund from its net capital gains (referred to as "capital gain dividends"), including any capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. In general, distributions from the Fund's pooled investment vehicles will not be eligible for the corporate dividends received deduction. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term gain or loss if the shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that, in connection with a repurchase offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The U.S. federal income tax consequences of the repurchase of shares pursuant to a repurchase offer will be disclosed in the notification of the repurchase offer. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

President Bush recently signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Capital gain dividends should be eligible for the reduced rates applicable to long-term capital gains. The reduced rates applicable to long-term capital gains will also apply to capital gains realized by shareholders who sell common shares of the Fund that they have held for more than one year. The reduced rates for "qualified dividend income" are not applicable to dividends paid by foreign corporations that are PFICs. Because the Fund intends to invest substantially all of its assets in PFICs, ordinary income dividends paid by the Fund are generally not expected to be eligible for the reduced rates applicable to "qualified dividend income." Prospective investors should consult their own advisers in order to evaluate the consequences and effective dates of these changes in law.

Pursuant to Code Section 67(a), the miscellaneous itemized deductions of an individual taxpayer will be allowed as a deduction only to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes(generally, gross income less trade or business expenses). Section 67(c) of the Code provides that, pursuant to Treasury Regulations, the limit on such itemized deductions will, to a certain extent, apply to a shareholder of a regulated investment company as if the shareholder had earned his share of the regulated investment company's income and incurred his share of the expenses of the regulated investment company directly. The 2% floor on itemized deductions does not apply to a "publicly offered regulated investment company." A publicly offered regulated investment company is a regulated company shares whose are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. Because the Fund expects to commence a continuous public offering of its common shares no later than one month after completion of the initial offering, the Fund believes that it will qualify as a publicly offered regulated investment company. There can be no assurance that the Fund will offer its shares on a continuous basis or, if so offered, that it will do so indefinitely. If the Fund does not qualify as a publicly offered regulated investment company, the 2% floor on itemized deductions will apply to shareholders of the Fund with respect to Fund expenses. As a result, each shareholder would be treated, pursuant to applicable Treasury Regulations, as including both an amount of income and an expense, that must be claimed subject to the above-described limitations, equal to a portion of the Fund's expenses. The impact of this provision upon a shareholder of the Fund, if it were to apply, depends not only upon the shareholder's allocable share of the Fund's income and expenses but also upon the shareholder's income and expenses from other sources. Each shareholder should consult his own tax adviser regarding the potential application of Code Section 67 and other provisions of the Code that limit the deduction of itemized deductions by individuals.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE AND LOCAL INCOME OR OTHER TAXES AND ANY TAX LAW CHANGES.

How to Purchase Shares

INITIAL OFFERING

Common shares of the Fund will be offered during the initial offering through Asset Alliance Investment Services, Inc. (the "Distributor") as principal distributor and through selected selling agents. The Fund anticipates that the initial offering will end on or about , 2003. The common shares are offered at $1000 per share.

The Fund must receive your payment for shares purchased in the initial offering by , 2003, unless the offering is extended by the Fund. You should consult with your broker or dealer to ensure that this deadline is met.

The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

No market currently exists for the Fund's shares. The Fund's shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Neither the Fund Manager nor any broker or dealer known to the Fund Manager, intends to make a market in the Fund's shares.

The Fund has agreed to indemnify each selected dealer and broker against certain liabilities, including liabilities under the Securities Act of 1933.

CONTINUOUS OFFERING

After the completion of the initial offering, the Fund expects to commence a continuous public offering of its common shares. The Fund anticipates that any continuous offering will commence no later than one month after the completion of the initial offering. There can be no assurance that the Fund will offer its shares on a continuous basis or, if so offered, that it will do so indefinitely. During any continuous offering, orders for additional shares may be given and accepted only on the last business day of each month during the continuous offering and will not be accepted unless your broker has cleared funds available at least two business days prior to such date. The board of trustees may discontinue any continuous offering of the Fund's shares at any time or from time to time. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment and the Fund's experience with repurchase offers. The Fund may reject any purchase offer.

The Fund is seeking exemptive relief from the Securities and Exchange Commission to enable the Fund to issues shares in multiple classes. Following the Fund's receipt of appropriate exemptive relief, each investor will hold shares of Class A, Class B, Class C and Class D, the class that corresponds to the amount it has invested in the Fund from time to time and the manner in which it made those investments. Generally speaking, as an investor's holdings exceed specified increasing thresholds, it will hold shares of a class with respect to which ongoing shareholders servicing fees are lower. See" -- Shareholder Servicing Fees" below.

Although the Fund cannot guarantee that it will obtain the exemptive relief it has requested, similar exemptive relief has been granted to other closed-end funds based on similar facts. If the Fund obtains the exemptive relief, the Fund may modify its class structure at any time to add new or different classes.

SHAREHOLDER SERVICING FEES

The Fund's common shares are subject to a monthly shareholder servicing fee based on the month-end net asset value attributable to such shares. These fees will be paid to the Distributor. During the first year following the purchase of any shares, these servicing fees will be retained by the Distributor to reimburse it for the sales charges with respect to such shares it has paid to participating selling agents. After the first anniversary of purchase, the monthly shareholder servicing fee will be distributed by the Distributor to participating selling agents for the shares held in the accounts of their customers. These servicing fees, except as described in the next paragraph, will be charged separately against the Fund's common shares on a monthly basis in arrears. The Fund Manager reserves the right to pay the servicing fee to the Distributor out of its own resources from time to time.

In order to ensure that the performance of amounts invested in the Fund reflects the ongoing charges applicable to each investor, the Fund has applied to the SEC for exemptive relief in order to be able to charge each class of common shares a different shareholder servicing fee. Although the Fund cannot guarantee that it will obtain such relief, such relief has been granted to other funds on similar facts. Until the Fund obtains exemptive relief or such relief is not obtained, the Fund will accrue, but will not charge, monthly servicing fees against investors' shares at the rate applicable to Class A shares. In the event the Fund obtains the exemptive relief it has requested it will charge against each investor's shares the amount of monthly servicing fees that would have accrued against such investor's shares had the Fund obtained exemptive relief prior to the issuance of such shares. Any monthly servicing fee accruals in excess of actual servicing fee charges made by the Fund will be reversed.

Prior to obtaining exemptive relief from the SEC, holders of each class of the Fund's common shares will be subject to a monthly shareholder servicing fee based on month-end net asset value at a rate of 2.00% per year. Upon obtaining exemptive relief from the SEC, the monthly servicing fee applicable to the Fund's common shares will vary by class as follows:

     --------------- -------------------------------  ------------------------
     Share Class     Investment at Cost                Annual Servicing Fee
     --------------- -------------------------------  ------------------------
     --------------- -------------------------------  ------------------------
     Class A         < $100,000                            2.00%
     --------------- -------------------------------  ------------------------
     --------------- -------------------------------  ------------------------
     Class B         $100,000 - $999,999                   1.50
     --------------- -------------------------------  ------------------------
     --------------- -------------------------------  ------------------------
     Class C         $1,000,000 or more                    1.00
     --------------- -------------------------------  ------------------------
     --------------- -------------------------------  ------------------------
     Class D         ERISA investors $10,000,000           0.50
                     or more
     --------------- ---------------------------------------------------------


The amount of monthly shareholder servicing fees payable to selling agents that are not CFTC qualified currently is limited to 9.5% of the aggregate purchase price of shares purchased by their clients. In the event the annual shareholder servicing fee payments attributable to any such shares reach this 9.5% (or other then applicable) ceiling, such shares will automatically be converted by the Fund into Class E shares that are not subject to annual shareholder servicing fees.

INVESTOR SUITABILITY

In order to purchase shares of the Fund you must have either a net worth of at least $150,000 excluding your home, furnishings and automobiles or both a net worth (similarly calculated) of at least $45,000 and annual gross income of at least $45,000. Some states in which the Fund's shares are being offered impose higher minimum suitability standards. These standards are eligibility standards only and do not mean that the Fund is a suitable investment for you. An investment in the Fund is not a complete investment program and you should not invest more than 10% of your net worth (excluding your home, furnishings and automobiles) in the Fund. See "State Suitability Standards" in the Statement of Additional Information for additional state suitability standard requirements. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.

Simulated Performance Information

The Fund is a new enterprise with no operating history. Since the Fund has no actual performance history, the following, simulated performance data is presented on a hypothetical basis. The simulated performance illustrated below assumes the reinvestment of all dividends and distributions, and is shown net of the Fund's estimated annual expenses, assuming the initial offering is fully subscribed, including a 1% per annum management fee, a 2% per annum shareholder servicing fee, in each case assessed monthly in arrears, but does not reflect any taxes incurred by you.

The Industry Consultant, which created and calculated the simulated portfolio and performance, has represented to the Fund that it applies the following criteria: the simulated portfolio was compiled from futures and commodity trading advisor programs that as of each September 30 (i) were included in the Barclay database, (ii) were open to new investment for the succeeding calendar year (as determined retrospectively by Barclay Research Group, Ltd. in its discretion), (iii) were the largest trading advisor programs by assets under management satisfying criteria (i) and (ii) above, (iv) represented no less than 20 trading advisor programs satisfying criteria (i), (ii) and (iii) above, and (v) represented in the aggregate not less than 50% of all the assets under management of trading advisor programs that satisfied criteria
(i) and (ii) above. The simulated performance also rebalanced the portfolio as of January 1 of each year to equal weights among the futures and commodity trading advisor programs selected under the criteria in the preceding sentence as of the immediately preceding September 30. Thus, the only criteria that the Fund Manager will use in constructing the Fund's portfolio that were not used in obtaining the simulated data are the balancing for style, the legal structure of the investment and the absence of any interim rebalancing due to sudden loss of assets or compliance problems. The Fund does not believe that these differences would be material. The Fund's actual performance could be volatile and its fees and expenses may offset the Fund's trading profits. SIMULATED OR ACTUAL HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

You should also be aware in reviewing the simulated performance data set forth below that hypothetical or simulated performance results have certain inherent limitations. Unlike an actual performance record, simulated results do not represent actual trading results for the Fund. Also since the trades reflected in the simulated performance data have not actually been executed, the results may have under- or over-compensated for the impact, if any, of certain market factors, such as lack of liquidity. Simulations of trading programs in general are subject to the fact that they are designed with the benefit of hindsight. No representation is being made that any account will or is likely to achieve profits or losses similar to those shown.

                                  [To Come]



SIMULATED PERFORMANCE IS NOT INDICATIVE OF FUTURE FUND RESULTS.

Simulated Performance Table

The table below sets forth simulated performance data for the periods from
January 1987 through         2003. The returns were calculated by Barclay
Research Group, Ltd. Asset Alliance has not independently verified either the data used to generate these returns or their calculation and, as such, cannot be held responsible for the accuracy of such information.


                                  [To Come]



SIMULATED OR ACTUAL HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The following chart tracks the actual performance of the Barclay CTA Index for the periods listed against the simulated performance of a portfolio of futures and commodity trading programs selected in accordance with the hypothetical selection criteria described above.



                                  [To Come]





SIMULATED PERFORMANCE IS NOT INDICATIVE OF FUTURE FUND RESULTS.

The following chart shows the distribution or simulated monthly returns of a portfolio of futures and commodity trading programs selected in accordance with the hypothetical selection criteria described above for the period
January 1987 through         2003. The vertical axis shows the number of
months in each performance grouping while the horizontal axis displays the simulated returns applicable to those months.



                                  [To Come]






SIMULATED OR ACTUAL HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

General Information

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND CUSTODIAN

The transfer agent, dividend disbursing agent and registrar for the common shares will be and the Fund's custodian will be . [addresses]

LEGAL MATTERS

Certain legal matters in connection with the common shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

Further Information

The Fund is subject to the informational requirements of the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, 233 Broadway, New York, New York 10279, and its Chicago Regional Office, Suite 900, 175 West Jackson Boulevard, Chicago, Illinois 60604.

Additional information regarding the Fund and the common shares is contained in the registration statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the registration statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or the other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

A copy of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Investment Company Act.

Special Note Regarding Forward Looking Statements

Certain statements in this Prospectus constitute forward looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual operations, results or performance to differ materially from those expressed in or implied by the forward looking statements. Such factors include, among other, those listed under "Risks" and elsewhere in this Prospectus. Consequently, no assurance can be given as to future operations, results, levels of activity or performance, and neither the Fund nor any other person assumes any responsibility for the accuracy and completeness of the forward looking statements in this Prospectus.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Table of Contents of the Statement of Additional Information

INVESTMENT RESTRICTIONS...................................................B-2
INVESTMENT POLICIES AND TECHNIQUES........................................B-3
INVESTMENT VEHICLE INVESTMENTS............................................B-4
MANAGEMENT OF THE FUND...................................................B-14
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................B-17
U.S. FEDERAL INCOME TAX MATTERS..........................................B-17
PERFORMANCE-RELATED AND COMPARATIVE INFORMATION..........................B-23
EXPERTS..................................................................B-23
ADDITIONAL INFORMATION...................................................B-24

[FLAG]

The information contained in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not an offer to buy their securities in any state where the offer or sale is prohibited.

                             BTOP50 CTA INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION

BTOP50 CTA Index Fund (the "Fund") is a newly organized non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a Prospectus, but should be read in conjunction with the Prospectus relating thereto dated , 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling . You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.



                               TABLE OF CONTENTS

                                                                         PAGE

INVESTMENT RESTRICTIONS...................................................B-2
INVESTMENT POLICIES AND TECHNIQUES........................................B-3
INVESTMENT VEHICLE INVESTMENTS............................................B-4
MANAGEMENT OF THE FUND...................................................B-14
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................B-17
U.S. FEDERAL INCOME TAX MATTERS..........................................B-17
PERFORMANCE-RELATED AND COMPARATIVE INFORMATION..........................B-23
EXPERTS..................................................................B-23
ADDITIONAL INFORMATION...................................................B-24




           This Statement of Additional Information is dated , 2003.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions and Policies

In addition to its investment objective, the Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, the "Investment Company Act"). Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. All percentage limitations set forth below apply immediately after a transaction and any subsequent change in any applicable percentage resulting from market fluctuations or dispositions of assets does not require any adjustment to the portfolio. Subject to the foregoing, the Fund may not:

     1) Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry, other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading programs in accordance with its investment objective.

     2) With respect to 75% of its total assets invest more than 5% of the value of such assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

     3) Purchase or sell commodities or commodity contracts, real estate or real estate mortgage loans, enter into short sales or write put or call options other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading programs in accordance with its investment objective.

     4) Purchase any securities on margin other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading programs or accounts with its investment objective.

     5) Make loans of money or property other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading programs in accordance with its investment objective and except to the extent entering into a repurchase agreement could be considered a loan.

     6) Issue senior securities or borrow money other than as permitted by the Investment Company Act.

     7) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

In addition, the Fund has adopted the following fundamental policies in relation to its repurchase offers:

     1) The Fund will make repurchase offers every three months, pursuant to Rule 23c-3 under the Investment Company Act, as it maybe amended from time to time, commencing three months after the completion of the initial offering; provided that the Fund may make repurchase offers monthly in accordance with any exemptive relief granted by the SEC.

     2) The repurchase request due dates will be the tenth business day of each month in which a repurchase offer is made.

     3) There will be a maximum 14 calendar day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase offer is determined.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

SHORT-TERM DEBT SECURITIES

To keep cash on hand fully invested, the Fund may invest in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

     > U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     > Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

     > Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     > Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Fund Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

INVESTMENT VEHICLE INVESTMENTS

The investment vehicles in which the Fund will invest (the "Investment Vehicles") include primarily stock or similar equity interests in non-U.S. entities treated as corporations for U.S. federal tax purposes, but may also include, to a limited extent, separate accounts with the relevant futures and commodity trading advisor that will be invested directly in managed futures. As used in this Statement of Additional Information, the phrase "managed futures" refers to all types of instruments and contracts that managed futures and commodity trading advisor programs use. Investment Vehicles are expected to use a wide range of managed futures including futures, forward and option contracts and interbank currency contracts to make investments in physical commodities, precious metals, industrial metals, the energy complex, currencies, government debt and market indices. The following descriptions of certain types of transactions in which Investment Vehicles may participate is general, is intended to supplement information already provided in the Prospectus and is not intended to be exhaustive due to the complexity, confidentiality and subjectivity of Investment Vehicles' investment processes and the fact that investment approaches and markets are continually changing.

The regulation of commodity interest transactions, markets and intermediaries is governed by the Commodity Exchange Act, or CEA. In December 2000, the CEA was amended by the Commodity Futures Modernization Act of 2000, or CFMA, which substantially revised the regulatory framework governing certain commodity interest transactions and the markets on which they trade. The CEA, as amended by the CFMA, now provides for varying degrees of regulation of commodity interest transactions depending upon the variables of the transaction. In general, these variables include (i) the type of instrument being traded (e.g., contracts for future delivery, options, swaps or spot contracts), (ii) the type of commodity underlying the instrument (distinctions are made between instruments based on agricultural commodities, energy and metals commodities and financial commodities), (iii) the nature of the parties to the transaction (retail, eligible contract participant, or eligible commercial entity), (iv) whether the transaction is entered into on a principal-to-principal or intermediated basis, (v) the type of market on which the transaction occurs, and (vi) whether the transaction is subject to clearing through a clearing organization. Information regarding commodity interest transactions, markets and intermediaries, and their associated regulatory environment, is provided below.

FUTURES CONTRACTS

A futures contract is a standardized agreement to purchase or sell an agreed amount of a commodity at a set price for delivery in the future. Though futures contracts are traded on, or subject to the rules of, an exchange, they are speculative and highly volatile investments. Futures contracts are traded on a wide variety of commodities, including agricultural products, bond, stock index, interest rate, currency, energy and metal markets. The size and terms of futures contracts on a particular commodity are identical and are not subject to any negotiation, other than with respect to price and quantity between the buyer and seller.

To the extent an Investment Vehicle engages in transactions in futures contracts and options on futures contracts, the profitability of the Investment Vehicle will depend to some degree on the ability of its trading advisor to analyze correctly the futures markets, which are influenced by, among other things, changing supply and demand relationships, governmental policies, commercial and trade programs, world political and economic events and changes in interest rates. Moreover, investments in commodity futures contracts involve additional risks including, without limitation, leverage (margin is usually only - % of the face value of the contract and exposure can be nearly unlimited).(2) Finally, the CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in particular commodity contracts.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and their affiliated clearing organizations guarantee performance of the contracts as between the clearing members of the exchange.

At the time an Investment Vehicle purchases a futures contract, it must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from % to % of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the purchaser may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Investment Vehicle is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When an Investment Vehicle purchases or sells futures contracts, it will incur brokerage fees and related transactions costs.

In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the Investment Vehicle may still not result in a successful transaction.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.

FORWARD CONTRACTS

A forward contract is a contractual obligation to purchase or sell a specified quantity of a commodity at or before a specified date in the future at a specified price and, therefore, is economically similar to a futures contract and are speculative and highly volatile investments. Unlike futures contracts, however, forward contracts are typically traded in the over-the-counter markets and are not standardized contracts. Forward contracts for a given commodity are generally available in any size and maturity and are subject to individual negotiation between the parties involved. Moreover, generally there is no direct means of offsetting or closing out a forward contract by taking an offsetting position as one would a futures contract on a U.S. exchange. Thus, there can be no assurance that an Investment Vehicle will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Investment Vehicle might be unable to close out a forward contract. In either event, the Investment Vehicle would continue to be subject to market risk with respect to the position. In recent years, however, the terms of forward contracts have become more standardized, and in some instances such contracts now provide a right of offset or cash settlement as an alternative to making or taking delivery of the underlying commodity.

The forward markets provide what has typically been a highly liquid market for foreign exchange trading, and in certain cases the prices quoted for foreign exchange forward contracts may be more favorable than the prices for foreign exchange futures contracts traded on U.S. exchanges. The forward markets are largely unregulated. Forward contracts are, in general, not cleared or guaranteed by a third party. When an Investment Vehicle enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying commodity at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

Commercial banks participating in trading foreign exchange forward contracts often do not require margin deposits, but rely upon internal credit limitations and their judgments regarding the creditworthiness of their counterparties. In recent years, however, many over-the-counter market participants in foreign exchange trading have begun to require that their counterparties post margin. Further, as the result of the CFMA, over-the-counter derivative instruments such as forward contracts and swap agreements (and options on forwards and physical commodities) may begin to be traded on lightly-regulated exchanges or electronic trading platforms that may, but are not required to, provide for clearing facilities. Exchanges and electronic trading platforms on which over-the-counter instruments may be traded and the regulation and criteria for that trading are more fully described below under "Futures Exchanges and Clearing Organizations." Nonetheless, absent a clearing facility, the Fund's trading in foreign exchange and other forward contracts is exposed to the creditworthiness of the counterparties on the other side of the trade.

COMMODITY OPTIONS

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, a commodity at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the commodity upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying commodity at a specified price. The seller of the put option has the obligation to buy the underlying commodity upon exercise at the exercise price.

The writer of an option will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Conversely, the writer will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Call option prices generally reflect increases in the price of the underlying commodity. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the trading advisor to the Investment Vehicle to predict correctly the effect of these factors.

The writer of an option may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the writer has been assigned an exercise notice it will be unable to effect a closing purchase transaction. Similarly, the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by writing an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when desired by, as the case may be, the writer or holder of an option. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. Options contracts are often settled in cash for the difference between the strike price and the values of the commodity. Because commodity options are individually negotiated contracts between counterparties and are typically traded in the over-the-counter market, they possess many of the same characteristics of forward contracts with respect to offsetting positions and credit risk that are described above.

OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are standardized contracts traded on an exchange. An option on a futures contract gives the buyer of the option the right, but not the obligation, to take a position at a specified price (the striking, strike, or exercise price) in the underlying futures contract or underlying interest. The buyer of a call option acquires the right, but not the obligation, to purchase or take a long position in the underlying interest, and the buyer of a put option acquires the right, but not the obligation, to sell or take a short position in the underlying interest.

The seller, or writer, of an option is obligated to take a position in the underlying interest at a specified price opposite to the option buyer if the option is exercised. Thus, the seller of a call option must stand ready to take a short position in the underlying interest at the strike price if the buyer should exercise the option. The seller of a put option, on the other hand, must stand ready to take a long position in the underlying interest at the strike price.

A call option is said to be in-the-money if the strike price is below current market levels, and out-of-the-money if the strike price is above current market levels. Conversely, a put option is said to be in-the-money if the strike price is above the current market levels, and out-of-the-money if the strike price is below current market levels.

Options have limited life spans, usually tied to the delivery or settlement date of the underlying interest. Some options, however, expire significantly in advance of such date. The purchase price of an option is referred to as its premium, which consists of its intrinsic value plus its time value. As an option nears its expiration date, the time value shrinks and the market and intrinsic values move into parity. An option that is out-of-the-money and not offset by the time it expires becomes worthless. On certain exchanges, in-the-money options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date.

Regardless of how much the market swings, the most an option buyer can lose is the option premium. The option buyer deposits his premium with his broker, and the money goes to the option seller. Option sellers, on the other hand, face risks similar to participants in the futures markets. For example, since the seller of a call option is assigned a short futures position if the option is exercised, his risk is the same as someone who initially sold a futures contract. Because no one can predict exactly how the market will move, the option seller posts margin to demonstrate his ability to meet any potential contractual obligations.

OPTIONS ON FORWARD CONTRACTS

Options on forward contracts operate in a manner similar to options on futures contracts. An option on a forward contract gives the buyer of the option the right, but not the obligation, to take a position at a specified price in the underlying forward contract. However, similar to forward contracts, options on forward contracts are individually negotiated contracts between counterparties and are typically traded in the over-the-counter market. Therefore, options on forward contracts possess many of the same characteristics of forward contracts with respect to offsetting positions and credit risk that are described above.

SECURITY FUTURES CONTRACTS

The CFMA lifted a long standing prohibition against trading in futures and options on futures for which the underlying commodity is an individual security or a narrow-based security index. These financial instruments are referred to as security futures contracts. Security futures contracts are subject to the dual regulation of the CFTC and the SEC as the contracts are deemed futures contracts under the CEA and securities under the federal securities laws. Security futures contracts began trading on certain newly established exchanges in the United States in November 2002. Options on security futures contracts may not be traded unless the CFTC and SEC jointly permit such options by regulation after December 2003.

SWAP CONTRACTS

Swap transactions generally involve contracts with a counterparty to exchange a stream of payments computed by reference to a notional amount and the price of the asset that is the subject of the swap. Swap contracts are principal contracts traded off-exchange, although recently, as a result of regulatory changes enacted as part of the CFMA, certain swap contracts are now being traded in electronic trading facilities and cleared through clearing organizations.

Swaps are usually entered into on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the parties receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not generally involve the delivery of underlying assets or principal. Accordingly, the risk of loss with respect to swaps is generally limited to the net amount of payments that the party is contractually obligated to make. In some swap transactions the counterparty may require collateral deposits to support the obligation under the swap agreement. If the counterparty to such a swap defaults, the risk of loss consists of the net amount of payments that the party is contractually entitled to receive in addition to any collateral deposits made with the counterparty.

SPOT CONTRACTS

Spot contracts are cash market transactions where the buyer and the seller agree to the immediate purchase and sale of a commodity, usually with a two-day settlement. Spot contracts are not uniform and not traded on an exchange. An exchange for physical, or EFP, transaction is one type of common transaction involving spot contracts. An EFP is the spot purchase or sale of a commodity in conjunction with an offsetting sale or purchase of a corresponding futures contract involving the same or equivalent commodity, without making an open and competitive trade for the futures contract on the exchange. Exchange rules govern the manner in which EFPs involving futures contracts that are listed on the exchange may be transacted.

PARTICIPANTS

The two broad classes of persons who trade commodities are hedgers and speculators. Hedgers include financial institutions that manage or deal in interest rate-sensitive instruments, foreign currencies or stock portfolios, and commercial market participants, such as farmers and manufacturers, that market or process commodities. Hedging is a protective procedure designed to lock in profits that could otherwise be lost due to an adverse movement in the underlying commodity, for example, the adverse price movement between the time a merchandiser or processor makes a contract to buy or sell a raw or processed commodity at a certain price and the time he must perform the contract. In such a case, at the time the hedger contracts to buy the commodity at a future date he will simultaneously buy a futures or forward contract for the necessary equivalent quantity of the commodity. At the time for performance of the contract, the hedger may accept delivery under his futures contract or he may buy the actual commodity and close out his position by making an offsetting sale of a futures contract.

The commodity interest markets enable the hedger to shift the risk of price fluctuations. The usual objective of the hedger is to protect the profit that he expects to earn from farming, merchandising, or processing operations rather than to profit from his trading. However, at times the impetus for a hedge transaction may result in part from speculative objectives.

Unlike the hedger, the speculator generally expects neither to make nor take delivery of the underlying commodity. Instead, the speculator risks his capital with the hope of making profits from price fluctuations in the commodities. The speculator is, in effect, the risk bearer who assumes the risks that the hedger seeks to avoid. Speculators rarely make or take delivery of the underlying commodity; rather they attempt to close out their positions prior to the delivery date. Because the speculator may take either a long or short position in commodities, it is possible for him to make profits or incur losses regardless of whether prices go up or down.

Most trades made by the Investment Vehicles will be for speculative rather than for hedging purposes. There are always two parties to a contract; consequently, for any gain achieved by one party on a contract, a corresponding loss is suffered by the other. At most, only 50% of open interest can experience gain at any one time, without reference to brokerage commissions and other costs of trading that may reduce or eliminate any gain that would otherwise be achieved.

FUTURES EXCHANGES AND CLEARING ORGANIZATIONS

Futures exchanges provide centralized market facilities in which multiple persons have the ability to execute or trade contracts by accepting bids and offers from multiple participants. Futures exchanges may provide for execution of trades at a physical location utilizing trading pits and/or may provide for trading to be done electronically through computerized matching of bids and offers pursuant to various algorithms. Members of a particular exchange and the trades executed on such exchanges are subject to the rules of that exchange. Futures exchanges and clearing organizations are given reasonable latitude in promulgating rules and regulations to control and regulate their members. Examples of regulations by exchanges and clearing organizations include the establishment of initial margin levels, size of trading units, rules regarding trading practices, contract specifications, speculative position limits, daily price fluctuation limits, and execution and clearing fees.

Clearing organizations provide services designed to mutualize or transfer the credit risk arising from the trading of contracts on an exchange or other electronic trading facility. Once trades made between members of an exchange or electronic trading facility have been confirmed, the clearing organization becomes substituted for the clearing member acting on behalf of each buyer and each seller of contracts traded on the exchange or trading platform and in effect becomes the other party to the trade. Thereafter, each clearing member party to the trade looks only to the clearing organization for performance. The clearing organization generally establishes some sort of security or guarantee fund to which all clearing members of the exchange must contribute; this fund acts as an emergency buffer that enables the clearing organization, at least to a large degree, to meet its obligations with regard to the other side of an insolvent clearing member's contracts. The clearing organizations do not deal with customers, but only with their member firms and the guarantee of performance for open positions provided by the clearing organization does not run to customers. Furthermore, the clearing organization requires margin deposits and continuously marks positions to market to provide some assurance that their members will be able to fulfill their contractual obligations. Thus, a central function of the clearing organization is to ensure the integrity of trades, and members effecting transactions on an exchange need not concern themselves with the solvency of the party on the opposite side of the trade; their only remaining concerns are the respective solvencies of their clearing broker and the clearing organization.

U.S. FUTURES EXCHANGES

Futures exchanges in the U.S. are subject to varying degrees of regulation by the CFTC based on their designation as one of the following: a designated contract market, a derivatives transaction execution facility, an exempt board of trade or an electronic trading facility.

A designated contract market is the most highly regulated level of futures exchange. Designated contract markets may offer products to retail customers on an unrestricted basis. To be designated as a contract market, the exchange must demonstrate that it satisfies specified general criteria for designation, such as having the ability to prevent market manipulation, rules and procedures to ensure fair and equitable trading, position limits, dispute resolution procedures, minimization of conflicts of interest and protection of market participants. Among the principal designated contract markets in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Mercantile Exchange. Each of the designated contract markets in the United States must provide for the clearance and settlement of transactions with a CFTC-registered derivatives clearing organization.

A derivatives transaction execution facility, or DTEF, is a new type of exchange that is subject to fewer regulatory requirements than a designated contract market but is subject to both commodity interest and participant limitations. DTEFs limit access to eligible traders that qualify as either eligible contract participants or eligible commercial entities for futures and option contracts on commodities that have a nearly inexhaustible deliverable supply, are highly unlikely to be susceptible to the threat of manipulation, or have no cash market, security futures products, and futures and option contracts on commodities that the CFTC may determine, on a case-by-case basis, are highly unlikely to be susceptible to the threat of manipulation. In addition, certain commodity interests excluded or exempt from the CEA, such as swaps, etc. may be traded on a DTEF. There is no requirement that a DTEF use a clearing organization, except with respect to trading in security futures contracts, in which case the clearing organization must be a securities clearing agency. However, if futures contracts and options on futures contracts on a DTEF are cleared, then it must be through a CFTC-registered derivatives clearing organization, except that some excluded or exempt commodities traded on a DTEF may be cleared through a clearing organization other than one registered with the CFTC.

An exempt board of trade is also a newly designated form of exchange. An exempt board of trade is substantially unregulated, subject only to CFTC anti-fraud and anti-manipulation authority. An exempt board of trade is permitted to trade futures contracts and options on futures contracts provided that the underlying commodity is not a security or securities index and has an inexhaustible deliverable supply or no cash market. All traders on an exempt board of trade must qualify as eligible contract participants. Contracts deemed eligible to be traded on an exempt board of trade include contracts on interest rates, exchange rates, currencies, credit risks or measures, debt instruments, measures of inflation, or other macroeconomic indices or measures. There is no requirement that an exempt board of trade use a clearing organization. However, if contracts on an exempt board of trade are cleared, then it must be through a CFTC-registered derivatives clearing organization. A board of trade electing to operate as an exempt board of trade must file a written notification with the CFTC.

An electronic trading facility, or ETF, is a new form of exchange that operates by means of an electronic or telecommunications network and maintains an automated audit trail of bids, offers, and the matching of orders or the execution of transactions on the ETF. The CEA does not apply to, and the CFTC has no jurisdiction over, transactions on an ETF in certain excluded commodities that are entered into between principals that qualify as eligible contract participants, subject only to CFTC anti-fraud and anti-manipulation authority. In general, excluded commodities include interest rates, currencies, securities, securities indices or other financial, economic or commercial indices or measures.

NON-U.S. FUTURES EXCHANGES

Non-U.S. futures exchanges differ in certain respects from their U.S. counterparts. Importantly, non-U.S. futures exchanges are not subject to regulation by the CFTC, but rather are regulated by their home country regulator. In contrast to U.S. designated contract markets, some non-U.S. exchanges are principals' markets, where trades remain the liability of the traders involved, and the exchange or an affiliated clearing organization, if any, does not become substituted for any party. Due to the absence of a clearing system, such exchanges are significantly more susceptible to disruptions. Further, participants in such markets must often satisfy themselves as to the individual creditworthiness of each entity with which they enter into a trade. Trading on non-U.S. exchanges is often in the currency of the exchange's home jurisdiction. Consequently, the Fund will be subject to the additional risk of fluctuations in the exchange rate between such currencies and U.S. dollars to the extent neither the Fund nor the Investment Vehicles hedge such fluctuations and the possibility that exchange controls could be imposed in the future. Trading on non-U.S. exchanges may differ from trading on U.S. exchanges in a variety of ways and, accordingly, may subject the Fund to additional risks.

SPECULATIVE POSITION LIMITS

The CFTC and U.S. designated contract markets have established limits or position accountability rules to the extent neither the Fund nor the Investment Vehicles hedge such fluctuations, referred to as speculative position limits or position limits, on the maximum net long or net short speculative position that any person or group of persons under common trading control (other than a hedger, which the Fund is not) may hold, own or control in commodity interests. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The position limits established by the CFTC apply to certain agricultural commodity interests, such as grains (oats, barley, and flaxseed), soybeans, corn, wheat, cotton, eggs, rye, and potatoes. In addition, U.S. exchanges may set position limits for all commodity interests traded on that exchange. Certain exchanges or clearing organizations also set limits on the total net positions that may be held by a clearing broker. In general, no position limits are in effect in forward or other over-the-counter contract trading or in trading on non-U.S. futures exchanges, although the principals with which the Fund and the clearing brokers may trade in such markets may impose such limits as a matter of credit policy. For purposes of determining position limits the Fund's commodity interest positions will not be attributable to investors in their own commodity interest trading.

DAILY PRICE LIMITS

Most U.S. futures exchanges (but generally not non-U.S. exchanges or, in the case of forward or over-the-counter contracts, banks or dealers) may limit the amount of fluctuation in some futures contract or options on futures contract prices during a single trading day by regulations. These regulations specify what are referred to as daily price fluctuation limits or more commonly, daily limits. The daily limits establish the maximum amount that the price of a futures or options on futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular futures or options on futures contract, no trades may be made at a price beyond the limit. Positions in the futures or options contract may then be taken or liquidated, if at all, only at inordinate expense or if traders are willing to effect trades at or within the limit during the period for trading on such day. Because the daily limit rule governs price movement only for a particular trading day, it does not limit losses and may in fact substantially increase losses because it may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved the daily limit for several consecutive trading days, thus preventing prompt liquidation of positions and subjecting the trader to substantial losses for those days.

PHYSICAL COMMODITIES

Investment Vehicles may invest in the full spectrum of physical commodity assets. Commodities in which Investment Vehicles may invest include, but are not limited to, energy, industrial materials, precious and base metals, consumables, agricultural products and natural resources. Commodity interest prices are volatile and, although ultimately determined by the interaction of supply and demand, are subject to many other influences, including the psychology of the marketplace and speculative assessments of future world and economic events. Investment Vehicles may invest in these (and other) markets in an attempt to capitalize on a large variety of commodity relationships. These may include:

     >    the absolute price of one or more commodities;

     > the relationships between prices of different commodities at varying points of time (time spreads);

     >    the relationship between commodity prices in two geographic areas;

     > the relationship between the price of futures and the physical commodity or cash asset (basis);

     > the relationship between two substitutable assets or processed products (relationship strategies); and

     > the volatility of price of or between any of the above relationships.

Also relevant to an Investment Vehicle's analysis of physical commodity investments are political climate, interest rates, treaties, balance of payments, exchange controls and other governmental interventions as well as numerous other variables affect the commodity interest markets. Even with comparatively complete information it is impossible for any trader to predict reliably commodity interest prices.

REGULATION

Futures exchanges in the United States are subject to varying degrees of regulation under the CEA depending on whether such exchange is a designated contract market, DTEF, exempt board of trade or ETF. Derivatives clearing organizations are also subject to the CEA and CFTC regulation. The CFTC is the governmental agency charged with responsibility for regulation of futures exchanges and commodity interest trading conducted on those exchanges. The CFTC's function is to implement the CEA's objectives of preventing price manipulation and excessive speculation and promoting orderly and efficient commodity interest markets. In addition, the various exchanges and clearing organizations themselves exercise regulatory and supervisory authority over their member firms.

The CFTC possesses exclusive jurisdiction to regulate the activities of commodity pool operators and commodity trading advisors and has adopted regulations with respect to the activities of those persons and/or entities. Under the CEA, a registered commodity pool operator, such as the general partner, is required to make annual filings with the CFTC describing its organization, capital structure, management and controlling persons. In addition, the CEA authorizes the CFTC to require and review books and records of, and documents prepared by, registered commodity pool operators. Pursuant to this authority, the CFTC requires commodity pool operators to keep accurate, current and orderly records for each pool that they operate. The CFTC may suspend the registration of a commodity pool operator (i) if the CFTC finds that the operator's trading practices tend to disrupt orderly market conditions, (ii) if any controlling person of the operator is subject to an order of the CFTC denying such person trading privileges on any exchange, and
(iii) in certain other circumstances. Suspension, restriction or termination of the general partner's registration as a commodity pool operator would prevent it, until that registration were to be reinstated, from managing the Fund, and might result in the termination of, the Fund. The Fund itself is not required to be registered with the CFTC in any capacity.

The CEA gives the CFTC similar authority with respect to the activities of commodity trading advisors, such as the Fund's trading advisors. If a trading advisor's commodity trading advisor registration were to be terminated, restricted or suspended, the trading advisor would be unable, until the registration were to be reinstated, to render trading advice to the Fund.

The CEA requires all futures commission merchants, such as the Fund's clearing brokers, to meet and maintain specified fitness and financial requirements, to segregate customer funds from proprietary funds and account separately for all customers' funds and positions, and to maintain specified books and records open to inspection by the staff of the CFTC. The CFTC has similar authority over introducing brokers, or persons who solicit or accept orders for commodity interest trades but who do not accept margin deposits for the execution of trades. The CEA authorizes the CFTC to regulate trading by futures commission merchants and by their officers and directors, permits the CFTC to require action by exchanges in the event of market emergencies, and establishes an administrative procedure under which customers may institute complaints for damages arising from alleged violations of the CEA. The CEA also gives the states powers to enforce its provisions and the regulations of the CFTC.

The Fund's investors are afforded prescribed rights for reparations under the CEA. Investors may also be able to maintain a private right of action for violations of the CEA. The CFTC has adopted rules implementing the reparation provisions of the CEA, which provide that any person may file a complaint for a reparations award with the CFTC for violation of the CEA against a floor broker or a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, and their respective associated persons.

Pursuant to authority in the CEA, the NFA has been formed and registered with the CFTC as a registered futures association. At the present time, the NFA is the only self-regulatory organization for commodity interest professionals, other than futures exchanges. The CFTC has delegated to the NFA responsibility for the registration of commodity trading advisors, commodity pool operators, futures commission merchants, introducing brokers, and their respective associated persons and floor brokers. The general partner, each trading advisor, the selling agents and the clearing brokers are members of the NFA. As such, they are subject to NFA standards relating to fair trade practices, financial condition and consumer protection. The Fund itself is not required to become a member of the NFA. As the self-regulatory body of the commodity interest industry, the NFA promulgates rules governing the conduct of professionals and disciplines those professionals that do not comply with these rules. The NFA also arbitrates disputes between members and their customers and conducts registration and fitness screening of applicants for membership and audits of its existing members.

The regulations of the CFTC and the NFA prohibit any representation by a person registered with the CFTC or by any member of the NFA, that registration with the CFTC, or membership in the NFA, in any respect indicates that the CFTC or the NFA, as the case may be, has approved or endorsed that person or that person's trading program or objectives. The registrations and memberships of the parties described in this summary must not be considered as constituting any such approval or endorsement. Likewise, no futures exchange has given or will give any similar approval or endorsement.

The regulation of commodity interest trading in the United States and other countries is an evolving area of the law. The various statements made in this summary are subject to modification by legislative action and changes in the rules and regulations of the CFTC, the NFA, the futures exchanges, clearing organizations and other regulatory bodies.

The function of the CFTC is to implement the objectives of the CEA of preventing price manipulation and other disruptions to market integrity, avoiding systemic risk, preventing fraud and promoting innovation, competition and financial integrity of transactions. As mentioned above, this regulation, among other things, provides that the trading of commodity interest contracts generally must be upon exchanges designated as contract markets or DTEFs and that all trading on those exchanges must be done by or through exchange members. Under the CFMA, commodity interest trading in some commodities between sophisticated persons may be traded on a trading facility not regulated by the CFTC. As a general matter, trading in spot contracts, forward contracts, options on forward contracts or commodities, or swap contracts between eligible contract participants is not within the jurisdiction of the CFTC and may therefore be effectively unregulated. The trading advisors may engage in those transactions on behalf of the Fund in reliance on this exclusion from regulation.

In general, the CFTC does not regulate the interbank and forward foreign currency markets with respect to transactions in contracts between certain sophisticated counterparties such as the Fund or between certain regulated institutions and retail investors. Although U.S. banks are regulated in various ways by the Federal Reserve Board, the Comptroller of the Currency and other U.S. federal and state banking officials, banking authorities do not regulate the forward markets.

While the U.S. government does not currently impose any restrictions on the movements of currencies, it could choose to do so. The imposition or relaxation of exchange controls in various jurisdictions could significantly affect the market for that and other jurisdictions' currencies. Trading in the interbank market also exposes the Fund to a risk of default since failure of a bank with which the Fund had entered into a forward contract would likely result in a default, and thus possibly substantial losses to the Fund.

The CFTC is prohibited by statute from regulating trading on non-U.S. futures exchanges and markets. The CFTC, however, has adopted regulations relating to the marketing of non-U.S. futures contracts in the U.S. These regulations permit certain contracts traded on non-U.S. exchanges to be offered and sold in the U.S.

MARGIN

Original or initial margin is the minimum amount of funds that must be deposited by a commodity interest trader with the trader's broker to initiate and maintain an open position in futures contracts. Maintenance margin is the amount (generally less than the original margin) to which a trader's account may decline before he must deliver additional margin. A margin deposit is like a cash performance bond. It helps assure the trader's performance of the futures contracts that he or she purchases or sells. Futures contracts are customarily bought and sold on margin that represents a very small percentage (ranging upward from less than 2%) of the aggregate purchase or sales price of the contract. Because of such low margin requirements, price fluctuations occurring in the futures markets may create profits and losses that, in relation to the amount invested, are greater than are customary in other forms of investment or speculation. The amount of margin required in connection with a particular futures contract is set from time to time by the exchange on which the contract is traded and may be modified from time to time by the exchange during the term of the contract.

Brokerage firms, such as the Fund's and Investment Vehicles' clearing brokers, carrying accounts for traders in commodity interest contracts may not accept lower, and generally require higher, amounts of margin as a matter of policy to further protect themselves. It is presently contemplated that the clearing brokers will require the Fund to make margin deposits equal to exchange minimum levels for all commodity interest contracts. This requirement may be altered from time to time in the clearing brokers' discretion.

Trading in the over-the-counter markets where no clearing facility is provided generally does not require margin but generally does require the extension of credit between counterparties.

When a trader purchases an option, there is no margin requirement, however, the option premium must be paid in full. When a trader sells an option, on the other hand, he or she is required to deposit margin in an amount determined by the margin requirements established for the underlying interest and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the selling of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Complicated margin requirements apply to spreads and conversions, which are complex trading strategies in which a trader acquires a mixture of options positions and positions in the underlying interest.

Margin requirements are computed each day by a trader's clearing broker. When the market value of a particular open commodity interest position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the broker. If the margin call is not met within a reasonable time, the broker may close out the trader's position. With respect to the Fund's trading, the Fund (and not its investors personally) will be subject to margin calls.

Finally, many major U.S. exchanges have passed certain cross margining arrangements involving procedures pursuant to which the futures and options positions held in an account would, in the case of some accounts, be aggregated and margin requirements would be assessed on a portfolio basis, measuring the total risk of the combined positions.

MANAGEMENT OF THE FUND

INVESTMENT MANAGEMENT AGREEMENT

Although the Fund Manager intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Fund Manager are not exclusive and the Fund Manager provides similar services to other clients and may engage in other activities. The Fund Manager also anticipates that in the future it may provide similar services to investment companies other than the Fund.

The investment management agreement between the Fund and the Fund Manager provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Fund Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Fund Manager, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with its and their services to the Fund, subject to certain limitations and conditions.

The investment management agreement was approved by the Fund's board of trustees at an in-person meeting of the board of trustees held on , 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by the Fund Manager, the potential profitability to the Fund Manager of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

The investment management agreement was approved by the sole common shareholder of the Fund as of , 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive annual periods thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (ii) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding voting securities of the Fund or by the Fund Manager, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's board of trustees which sets broad policies for the Fund and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Fund (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Fund, the Fund Manager and the trustees and officers is 800 Third Avenue, New York, New York 10022, unless specified otherwise below.


                                                                    Number of
                        Term of                                   Portfolios in
Name, Address, Age,   Office and   Principal Occupation During     Fund Complex
  and Position(s)     Length Time    the Past Five Years and       Overseen by      Other Directorships
Held with Registrant  Served (1)(2)      Other Affiliations           Trustee        Held by Trustee
---------------------------------------------------------------------------------------------------------

INTERESTED
TRUSTEES:

NON-INTERESTED
TRUSTEES:


     ____________

     (1) Trustees serve an indefinite term until his/her successor is elected.

     (2) Each trustee has served in such capacity since the Fund's inception.


Prior to this offering, all of the outstanding shares of the Fund were owned by the Fund Manager.


                                                      Principal Occupation During
 Name and Age                  Title            The Past Five Years And Other Affiliations
 ------------                  -----            ------------------------------------------

OFFICERS:








Prior to this offering, all of the outstanding shares of the Fund were owned by the Fund Manager.


                                                         Aggregate Dollar Range Of Equity Securities
                            Dollar Range Of Equity        Overseen By Trustees In The Family In All
Name of Trustee            Securities In The Fund(*)          Registered Investment Companies(*)
---------------            -------------------------          ----------------------------------
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $
                                      $0                                      $

     ___________

     (*) As of          , 2003.  The trustees do not own shares in the Fund as
         it is a newly formed closed-end investment company.

The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The trustees who are affiliated persons of the Fund Manager receive no compensation from the Fund for serving as trustees. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2003, assuming the Fund will have been in existence for the full calendar year.


                                  Estimated Compensation From     Total Compensation From The Fund And Fund
   Name of Board Member                     The Fund                   Complex Paid To Board Members(1)
   --------------------                     --------                   --------------------------------
                                               $                            $
                                               $                            $
                                               $                            $
                                               $                            $
                                               $                            $
                                               $                            $


The board of trustees of the Fund currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

The Executive Committee consists of Messrs. and , and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

The Audit Committee consists of Messrs.     , and     . The Audit Committee acts
in accordance with the Audit Committee Charter. [__] has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, approving the Fund's independent accountants each year, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Fund's independent accountants.

The Governance Committee consists of Messrs. , and . The Governance committee acts in accordance with the Governance Committee Charter. has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees. The Governance Committee is also responsible for recommending qualified candidates to the board of trustees in the event that a position is vacated or created. The Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of the Fund Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund Manager.

ADVISORY BOARD

The board of trustees has established an Advisory Board currently consisting of two representatives of the Fund Manager, a representative of Barclay Research Group, Ltd., the Fund Manager's industry consultant, and an independent industry expert. The Advisory Board is responsible for reviewing the allocation and reallocation of the Fund's investment portfolio among Investment Vehicles for conformity to the inclusion criteria and may make recommendations to the Fund with respect to whether a trading advisor is a qualified trading advisor for purposes of the inclusion criteria. The Advisory Board also regularly reviews the Fund's portfolio of Investment Vehicles and their respective trading advisors and may conduct a formal review of any trading advisor and/or investment vehicle in conjunction with the Fund Manager. The Advisory Board will review the criteria for investment by the Fund with regard to each trading advisor program. The Advisory Board may also review the effectiveness of the Fund Manager's inclusion criteria. The Fund Manager is not required to adopt any recommendations of the Advisory Board. The Advisory Board meets no less than quarterly and its initial members will be: Fernando Diz, Steven A. Lonsdorf, Elliot Noma and Sol Waksman.

CODES OF ETHICS

The Fund and the Fund Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the board of trustees of the Fund, the Fund Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. The Fund anticipates, however, that the large majority of its transactions will be effected directly with Investment Vehicles and such transactions will normally not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment or brokerage commissions or fees payable to investment vehicles or parties acting on behalf of or at the direction of investment vehicles. Portfolio transactions may be directed to any broker, including, to the extent and in the manner permitted by applicable law, distributors of the Fund or their affiliates or the Fund Manager or its affiliates if, in the judgment of the Fund Manager, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Fund Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Fund Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Fund Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to the Fund and to a shareholder who purchases, owns and disposes of common shares of the Fund. This summary does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws. This summary is limited to persons who will hold common shares of the Fund as capital assets (generally, assets held for investment). This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation by the courts or the IRS, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. No ruling has been or will be obtained from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to an investment in common shares of the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, each prospective investor must consult his own tax adviser with respect to the particular U.S. federal income tax consequences to it of the purchase, ownership and disposition of common shares of the Fund, as well as the applicability and effect of any state, local and foreign tax laws.

Fund Consequences

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below), reduced by deductible expenses) and net capital gains (which consist of the excess of net long-term capital gain over net short-term capital loss). The Fund intends to make distributions of its investment company taxable income and net capital gains each year in the amounts necessary to maintain its qualification as a regulated investment company, avoid U.S. federal income tax and minimize U.S. federal excise tax.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income for any taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its assets so that, at the end of each fiscal quarter of the Fund
(1) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Fund's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of its investment company taxable income determined without regard to the deduction for dividends paid. For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income their share of such undistributed long-term capital gain and (2) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (2) of the immediately preceding sentence.

The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute its taxable ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable ordinary income and capital gains will be distributed to avoid entirely the imposition of the excise tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert long-term gain into short-term gain and ordinary income, (3) convert an ordinary loss into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing of a purchase or sale and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain elections to mitigate the effect of these provisions.

The Fund anticipates that substantially all of the pooled investment vehicles in which it invests will be treated as "passive foreign investment companies" ("PFICs") for federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a "qualified electing fund" (a "QEF Election"), the Fund would be taxed currently on the PFIC's income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a pooled investment vehicle and the pooled investment vehicle complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the pooled investment vehicle's ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the pooled investment vehicle is a PFIC, regardless of whether the Fund receives distributions from the pooled investment vehicle. Thus, the Fund could be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains without a corresponding receipt of cash. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. Because some of the pooled investment vehicles in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund's pro rata share of the pooled investment vehicle's ordinary income will be higher than it would be if the pooled investment vehicle had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the investment vehicles in which the Fund may invest may provide their investors with the information necessary to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election"). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's net investment income the positive difference, if any, between the value of shares as of the end of the Fund's taxable year and the value of such shares as of the beginning of the Fund's taxable year. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, unlike in the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will be deemed to have received such income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. The Fund intends to borrow funds or to redeem a sufficient amount of its investments in pooled investment vehicles that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash with which to meet such distribution requirements.

In the event the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an "excess distribution" (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund's holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge (which would be reflected in the Fund's net asset value as if the PFIC stock were sold on the date of determination of the Fund's net asset value) computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this "excess distribution" regime.

Income received by the Fund with respect to foreign stock and securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. The Fund anticipates that shareholders of the Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign issuers and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, elections with the IRS pursuant to which shareholders of the Fund will be required (1) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (2) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. If the Fund is eligible to file the election described in this paragraph, each shareholder of the Fund will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that taxable year and, if so, such notification will designate
(1) the shareholder's portion of the foreign taxes paid to each country and
(2) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the U.S. federal income tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for U.S. federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

If in any year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company or fail to satisfy the 90% distribution requirement, the Fund would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for tax treatment as a regulated investment company.

Shareholder Consequences

Dividends paid by the Fund from its investment company taxable income (referred to as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Fund's earning and profits. Distributions paid by the Fund from its net capital gains (referred to as "capital gain dividends"), including any capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term gain or loss if the shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that, in connection with a repurchase offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The U.S. federal income tax consequences of the repurchase of shares pursuant to a repurchase offer will be disclosed in the notification of the repurchase offer. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

President Bush recently signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Capital gain dividends should be eligible for the reduced rates applicable to long-term capital gains. The reduced rates applicable to long-term capital gains will also apply to capital gains realized by shareholders who sell common shares of the Fund that they have held for more than one year. The reduced rates for "qualified dividend income" are not applicable to dividends paid by foreign corporations that are PFICs. Because the Fund intends to invest substantially all of its assets in PFICs, ordinary income dividends paid by the Fund are generally not expected to be eligible for the reduced rates applicable to "qualified dividend income." Prospective investors should consult their own advisers in order to evaluate the consequences and effective dates of these changes in law.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. In general, distributions from the Fund's pooled investment vehicles will not be eligible for the corporate dividends received deduction. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary and capital gains) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, if both common shares and preferred shares are outstanding, the Fund intends to allocate capital gains dividends between its common and preferred shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when preferred shares of the Fund are outstanding, the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its investment company taxable income and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company and/or may subject the Fund to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund may, in its sole discretion, redeem outstanding preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met)

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE AND LOCAL INCOME OR OTHER TAXES AND ANY TAX LAW CHANGES.


STATE SUITABILITY STANDARDS

In addition to the suitability requirements discussed in the Prospectus, the states listed below have the following suitability requirements:


------------------------------------------- -------- ----------------------------------------------
Alaska, Arizona, Minnesota Mississippi,              Net worth of at least $225,000 or a net
Oklahoma, Oregon or South Dakota                     worth of at least $60,000 and an annual
                                                     gross income of $60,000.

------------------------------------------- -------- ----------------------------------------------

California                                           Net worth of at least $250,000 or net worth
                                                     of at least $100,000 and an annual gross
                                                     income of at least $65,000.

------------------------------------------- -------- ----------------------------------------------

Iowa                                                 Net worth of at least $225,000 or a net
                                                     worth of at least $60,000 and an annual
                                                     taxable income of at least $60,000. Minimum
                                                     purchase for IRAs and employee benefit
                                                     plans in Iowa is $3,000.

------------------------------------------- -------- ----------------------------------------------

Maine                                                Net worth of at least $225,000, or net
                                                     worth of $100,000 and an annual gross
                                                     income of $100,000.

------------------------------------------- -------- ----------------------------------------------
Massachusetts, Michigan, Missouri,                   Net worth of at least $225,000 or a net
Nebraska, North Carolina or Texas                    worth of at least $60,000 and an annual
                                                     taxable income of at least $60,000.

------------------------------------------- -------- ----------------------------------------------

New Hampshire                                        Net worth of at least $225,000 or
                                                     a net worth of at least $125,000 and an
                                                     annual taxable income of at least $50,000.

------------------------------------------- -------- ----------------------------------------------

Pennsylvania                                         Net worth of at least $175,000 or a net
                                                     worth of at least $100,000 and an annual
                                                     taxable income of $50,000.

------------------------------------------- -------- ----------------------------------------------

Tennessee                                            Net worth of at least $250,000 or a net
                                                     worth of at least $60,000 and an annual
                                                     taxable income of at least $60,000.

------------------------------------------- -------- ----------------------------------------------


PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

                                   [TO COME]



EXPERTS

The Statement of Net Assets of the Fund as of appearing in this Statement of Additional Information has been audited by , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the SEC's website at http://www.sec.gov or at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)    Financial Statements

     Part A--None.

     Part B--Statement of Assets and Liabilities.

(2)    Exhibits

         (a)            Agreement and Declaration of Trust. (1)
         (b)            By-Laws. (1)
         (c)            Inapplicable.
         (d)            Inapplicable.
         (e)            Inapplicable
         (f)            Inapplicable.
         (g)(1)         Form of Investment Management Agreement.(1)
         (h)(1)        [Form of Underwriting Agreement.(1)]
         (h)(2)        [Form of Dealer Group Agreement.(1)]
         (h)(3)        [Form of Broker-Dealer Agreement.(1)]
         (h)(4)        [Form of Investor Distribution and Service Agreement.(1)]
         (j)            Custodian Agreement.(1)
         (k)            Transfer Agency Agreement.(1)
         (l)            Opinion and Consent of Counsel to the Fund.(1)
         (m)            Inapplicable.
         (n)            Consent of Independent Public Accountants.(1)
         (o)            Inapplicable.
         (p)            Initial Subscription Agreement.(1)
         (q)            Inapplicable.
         (r)(1)         Code of Ethics of Fund.(1)
         (r)(2)         Code of Ethics of Advisor.(1)
         (s)            Powers of Attorney. 1
________________

      (1) To be filed by amendment.


ITEM 25.  MARKETING ARRANGEMENTS

Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

       Registration fee.....................................           $
       Printing.............................................     $
       Accounting fees and expenses.........................     $
       Legal fees and expenses..............................     $
       NASD fee.............................................     $
       Miscellaneous........................................     $
                                                                 -------------
                                                                 -------------
            Total...........................................               $

                                                                 =============

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES


                         As of June , 2003                     Number of
                          Title of Class                    Record Holders
             ----------------------------------------       --------------

             Shares of Beneficial Interest..........0             0



ITEM 29.  INDEMNIFICATION

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or
(iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Fund Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 9 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The Fund Manager manages various other advisory accounts, including unregistered privately offered investment funds and separate accounts. Its officers and directors are employees of the Fund Manager and its affiliates and assist in its business operations.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o Asset Alliance Advisors, Inc., 800 Third Avenue, New York, New York 10022 and at the offices of and , the Registrant's Custodian and Transfer Agent, respectively.

ITEM 32.  MANAGEMENT SERVICES

Not Applicable

ITEM 33.  UNDERTAKINGS

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) (a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any Prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 6th day of June, 2003.



                                        /s/ Xiao-Hong Jing
                             ------------------------------------------------
                                             Xiao-Hong Jing
                              Sole Initial Trustee, President, Chief Executive
                                     Officer and Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the day of June, 2003.

                     Name                                   Title
------------------------------------------------------------------------------
           /s/ Xiao-Hong Jing                   Sole Initial Trustee, President,
     ------------------------------------       Chief Executive Officer and
                Xiao-Hong Jing                  Chief Financial Officer